UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File
No. 811-08777

CREDIT SUISSE HIGH YIELD CREDIT FUND
(formerly known as Credit Suisse High Yield Bond Fund)
(Exact Name of Registrant as Specified in Charter)

1285 Avenue of the Americas
New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Omar Tariq
Credit Suisse High Yield Credit Fund
1285 Avenue of the Americas, New York, New York 10019

Registrant’s telephone number, including area code: (212)
325-2000
Date of fiscal year end: October 31st
Date of reporting period: November 1, 2024 to October 31, 2025

Item 1. Reports to Stockholders.

Credit Suisse High Yield Credit Fund
1285 Avenue of the Americas
New York, NY 10019

Trustees
Laura A. DeFelice
Chair of the Board
Charles W. Gerber
Mahendra R. Gupta
Samantha Kappagoda
John G. Popp
Lee M. Shaiman

Officers
Omar Tariq
Chief Executive Officer and President
John G. Popp
Chief Investment Officer
Brandi Sinkovich
Chief Compliance Officer
Lou Anne McInnis
Chief Legal Officer
Rose Ann Bubloski
Chief Financial Officer and Treasurer
Karen Regan
Senior Vice President and Secretary

Investment Adviser
UBS Asset Management (Americas) LLC
1285 Avenue of the Americas
New York, NY 10019

Administrator and Custodian
State Street Bank and Trust Co.
One Congress Street, Suite 1
Boston, MA 02114-2016

Shareholder Servicing Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Manhattan West
New York, NY 10001

Credit Suisse
High Yield Credit Fund
(formerly known as Credit Suisse High Yield Bond Fund)

ANNUAL REPORT
October 31, 2025

Credit Suisse High Yield Credit Fund
Annual Investment Adviser’s Report
October 31, 2025 (unaudited)

October 31, 2025
Dear Shareholder:
We are pleased to present this Annual Report covering the activities of the Credit Suisse High Yield Credit Fund (the “Fund”) for the
12-month
period ended October 31, 2025 (the “Period”).
Performance Summary
11/1/2024 – 10/31/2025

Fund & Benchmark Performance
Total Return (based on net asset value (“NAV”) 1	5.68%
Total Return (based on market value) 1	6.59%
ICE BofA US High Yield Constrained Index (the “Index”) 2	8.00%

1	Assuming reinvestment of distributions.
2
The ICE BofA US High Yield Constrained Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the Index. The Index does not have transaction costs and investors cannot invest directly in the Index.

Market Review: A Positive Period for the Asset Class
The Period was strong for the high yield asset class with the Index, the Fund’s benchmark, gaining 8.00% for the Period. The Federal Reserve cut rates at both ends of the Period, with 100 basis points (“bps”) of cuts in the last three meetings of 2024, followed by a pause for much of 2025 until recent meetings. High yield returns benefited from declining U.S. treasury yields as well as a resilient U.S. economy and favorable market technicals. In fact, the Index only experienced two months with negative returns for the entire Period. The
5-year
U.S. treasury yield finished the Period at 3.7%, 47 bps tighter than the prior year. Conversely, stable corporate fundamentals led to broadly flat spreads which caused high yield bond yields to follow treasuries lower. Yields within the Index decreased and ended the Period at 6.67%—56 bps tighter than on October 31, 2024—while spreads tightened minimally (3 bps) to +305 bps
.
From a credit perspective,
CCC-rated
bonds outperformed the Index, gaining 9.7%, while
BB-rated
bonds, at 8.3%, were relatively in line with the Index, and
B-rated
bonds underperformed, returning 7.6% over the Period.
From an industry perspective, telecom-satellite, media content, and pharmaceuticals were the best performing sectors, returning 20.7%, 15.8% and 14.1%, respectively. In contrast, the worst performing sectors included media-diversified, rail, and forestry/paper, losing 19.3%, 14.8% and 9.7%, respectively.
Default rates are well below long-term historical averages in the high yield bond market. According to JPMorgan, the trailing
12-month
default rate, including distressed exchanges, ended the Period at 1.4%, which is unchanged from October 31, 2024. High yield default activity remained muted due to conservative balance sheets, active capital markets and limited near-term maturities for stressed companies
.
Technicals in the high yield market have been favorable due to limited net new supply of bonds, consistent reinvestment of coupons, and positive fund flows. For the Period, high yield mutual fund inflows were $16.0 billion. This was far off the $34.0 billion of inflows seen over the 12-month period ended October 31, 2024, however, as investors continue to anticipate lower rates.
Capital markets have been open and busy, but refinancings continue to account for the vast majority of issuance. In the calendar year-to-date
as of October 31, 2025, new issue volume totaled $286.2 billion, with just

Credit Suisse High Yield Credit Fund
Annual Investment Adviser’s Report (continued)
October 31, 2025 (unaudited)

$83.4 billion in
non-refinancing
activity. The same period in 2024 saw $267.0 billion in total volume, of which only $63.3 billion was non-refinancing
activity.
Strategic Review and Outlook: A Continued Focus on Credit Selection Moving Forward
For the Period, the Fund underperformed the Index. The Fund’s allocation to bank loans detracted from relative returns, while an allocation to collateralized loan obligations contributed to them. Additionally, from an industry perspective, positive selection in services, energy, and retail added to returns, while negative selection in basic industry, telecommunications, automotive and media weighed on returns. Finally,
BB-rated
investments were the largest contributors to relative returns.
We believe positive returns will continue, supported by U.S. economic resilience, loosening monetary policy, and strong market technicals. We believe the high yield asset class continues to offer attractive risk-adjusted opportunities with increasing carry return potential through higher coupons yet sound fundamentals demonstrated by stable credit metrics. And while spreads may look tight relative to historical standards, structural changes, such as higher BB concentration and significantly higher secured bond issuance, must be considered. We are cognizant that elevated capital costs and geopolitical risks persist, so we remain steadfast in our focus on underwriting as we expect idiosyncratic credit selection to be the key driver of performance through the remainder of the year and into 2026.

John G. Popp	Omar Tariq
Chief Investment Officer*	Chief Executive Officer and President**
High yield bonds are lower-quality bonds that are also known as “junk bonds.” High yield fixed-income securities entail greater risks than those found in higher-rated securities.
In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation, and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund, could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.
The views of the Fund’s management are as of the date of this letter and the Fund holdings described in this document are as of October 31, 2025; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

*
John G. Popp is a Managing Director of UBS Asset Management (Americas) LLC (“UBS AM (Americas)”) and Group Head and Chief Investment Officer of Credit Investments Group (“CIG”), with primary responsibility for making investment decisions and monitoring processes for CIG’s global investment strategies. Mr. Popp also serves as Trustee of the Credit Suisse open-end
funds, as well as serving as Director for the Credit Suisse Asset Management Income Fund, Inc.

**
Omar Tariq is an Executive Director of UBS AM (Americas). Mr. Tariq also serves as Chief Executive Officer and President of other Credit Suisse open-end
funds, as well as serving as Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc.

Credit Suisse High Yield Credit Fund
Annual Investment Adviser’s Report (continued)
October 31, 2025 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse High Yield Credit Fund

and the
ICE BofA US High Yield Constrained Index

For Ten Years

1	Assuming reinvestment of distributions.
2
The ICE BofA US High Yield Constrained Index (the “Index”) is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the Index. The Index does not have transaction costs and investors cannot invest directly in the Index.

Credit Suisse High Yield Credit Fund
Annual Investment Adviser’s Report (continued)
October 31, 2025 (unaudited)

Average Annual Returns
October 31, 2025 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	5.68%	12.17%	6.91%	7.69%
Market Value	6.59%	15.70%	9.51%	8.39%
UBS AM (Americas) may waive fees and/or reimburse expenses, without which performance would be lower. Returns represent past performance and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total investment return at NAV is based on the change in the NAV of Fund shares and assumes reinvestment of dividends, capital gains, and return of capital distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends, capital gains, and return of capital distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and share price.
Past performance is no guarantee of future results.
The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, NAV and market price will fluctuate. Performance information current to the most recent month end is available by calling
1-800-293-1232.
The annualized gross and net expense ratios are 3.81% and 3.62%, respectively.
Credit Quality Breakdown*
(% of Total Investments as of October 31, 2025)

S&P Ratings**

BBB	3.0%
BB	34.0
B	41.0
CCC	12.6
D	0.0	1
NR	6.3

Subtotal	96.9
Equity and Other	3.1

Total	100.0%

*	Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.
**
Credit Quality is based on ratings provided by the S&P Global Ratings Division of S&P Global Inc. (“S&P”). S&P is a main provider of ratings for credit assets classes and is widely used amongst industry participants. The NR category consists of securities that have not been rated by S&P.

1	This amount represents less than 0.1%.

Credit Suisse High Yield Credit Fund
Schedule of Investments
October 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (114.5%)

Aerospace & Defense (3.9%)

$679	AAR Escrow Issuer LLC, Rule 144A, Company Guaranteed Notes (Callable 03/15/26 @ 103.38) (1)	(BB, Ba2)	03/15/29	6.750	$701,541

2,400	Amentum Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/01/27 @ 103.63) (1)	(B, B3)	08/01/32	7.250	2,499,674

795	Bombardier, Inc., Rule 144A, Senior Unsecured Notes (Callable 06/15/28 @ 103.38) (1)	(BB-, B1)	06/15/33	6.750	835,544

587	Bombardier, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/26 @ 103.75) (1)	(BB-, B1)	02/01/29	7.500	613,304

900	Bombardier, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/26 @ 104.38) (1)	(BB-, B1)	11/15/30	8.750	971,716

779	CACI International, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/28 @ 103.19) (1)	(BB-, Ba2)	06/15/33	6.375	810,916

175	Science Applications International Corp., Rule 144A, Company Guaranteed Notes (Callable 11/01/28 @ 102.94) (1)	(BB-, Ba3)	11/01/33	5.875	174,717

1,260	TransDigm, Inc., Rule 144A, Senior Secured Notes (Callable 03/01/26 @ 103.19) (1)	(BB-, Ba3)	03/01/29	6.375	1,295,824

660	TransDigm, Inc., Rule 144A, Senior Secured Notes (Callable 03/01/27 @ 103.31) (1)	(BB-, Ba3)	03/01/32	6.625	683,396

					8,586,632

Auto Parts & Equipment (5.4%)

429	Adient Global Holdings Ltd., Rule 144A, Senior Secured Notes (Callable 11/10/25 @ 103.50) (1)	(BBB-, Ba2)	04/15/28	7.000	439,376

511	Advance Auto Parts, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/01/27 @ 103.50) (1)	(BB, Ba3)	08/01/30	7.000	517,334

579	Advance Auto Parts, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/01/28 @ 103.69) (1)	(BB, Ba3)	08/01/33	7.375	582,445

615	American Axle & Manufacturing, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/28 @ 103.88) (1)	(B+, B3)	10/15/33	7.750	615,353

439	American Axle & Manufacturing, Inc., Rule 144A, Senior Secured Notes (Callable 10/15/28 @ 103.19) (1)	(BB, Ba2)	10/15/32	6.375	440,514

1,710	Clarios Global LP/Clarios U.S. Finance Co., Rule 144A, Company Guaranteed Notes (Callable 09/15/28 @ 103.38) (1)	(B, Caa1)	09/15/32	6.750	1,751,531

893	Cougar JV Subsidiary LLC, Rule 144A, Senior Unsecured Notes (Callable 05/15/27 @ 104.00) (1)	(B+, B2)	05/15/32	8.000	952,899

2,575	Dealer Tire LLC/DT Issuer LLC, Rule 144A, Senior Unsecured Notes (Callable 11/30/25 @ 100.00) (1)	(CCC, Caa1)	02/01/28	8.000	2,506,466

2,153	Garrett Motion Holdings, Inc./Garrett LX I SARL, Rule 144A, Company Guaranteed Notes (Callable 05/31/27 @ 103.88) (1)	(B+, B1)	05/31/32	7.750	2,267,861

1,802	Phinia, Inc., Rule 144A, Senior Secured Notes (Callable 04/15/26 @ 103.38) (1)	(BB+, Baa3)	04/15/29	6.750	1,861,259

					11,935,038

Brokerage (0.6%)

1,314	StoneX Group, Inc., Rule 144A, Secured Notes (Callable 03/01/27 @ 103.94) (1)	(BB-, Ba3)	03/01/31	7.875	1,393,393

Building & Construction (4.1%)

1,500	Installed Building Products, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/25 @ 100.00) (1)	(B+, Ba2)	02/01/28	5.750	1,505,466

2,134	MasTec, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/10/25 @ 101.66) (1)	(BBB-, NR)	08/15/29	6.625	2,152,299

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
October 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Building & Construction

$1,967	Pike Corp., Rule 144A, Senior Unsecured Notes (Callable 01/31/27 @ 104.31) (1)	(B, B3)	01/31/31	8.625	$2,101,280

614	Quikrete Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 03/01/28 @ 103.19) (1)	(BB, Ba3)	03/01/32	6.375	637,231

1,024	Quikrete Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 03/01/28 @ 103.38) (1)	(B+, B2)	03/01/33	6.750	1,066,445

600	Standard Building Solutions, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/01/28 @ 103.13) (1)	(BB+, Ba3)	08/01/33	6.250	612,466

920	Standard Building Solutions, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/15/27 @ 103.25) (1)	(BB+, Ba3)	08/15/32	6.500	947,252

					9,022,439

Building Materials (5.7%)

565	Advanced Drainage Systems, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/30/25 @ 103.19) (1)	(BB-, Ba2)	06/15/30	6.375	576,057

2,100	Arcosa, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/27 @ 103.44) (1)	(B+, Ba3)	08/15/32	6.875	2,207,039

905	Builders FirstSource, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/30 @ 103.38) (1)	(BB-, Ba2)	05/15/35	6.750	951,395

60	Camelot Return Merger Sub, Inc., Rule 144A, Senior Secured Notes (Callable 11/30/25 @ 103.28) (1)	(B-, B3)	08/01/28	8.750	55,524

1,135	Cornerstone Building Brands, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/26 @ 104.75) (1)	(B-, B3)	08/15/29	9.500	1,048,557

1,200	James Hardie International Finance DAC, Rule 144A, Company Guaranteed Notes (Callable 11/30/25 @ 100.83) (1)	(BB, Ba1)	01/15/28	5.000	1,194,987

751	Masterbrand, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/27 @ 103.50) (1)	(BB, Ba3)	07/15/32	7.000	780,182

1,820	Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, Rule 144A, Senior Secured Notes (Callable 04/01/27 @ 103.38) (1)	(BB-, B2)	04/01/32	6.750	1,869,513

2,608	Oscar AcquisitionCo LLC/Oscar Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/30/25 @ 104.75) (1)	(CCC, Caa2)	04/15/30	9.500	1,900,408

1,045	White Cap Buyer LLC, Rule 144A, Senior Unsecured Notes (Callable 11/06/25 @ 100.00) (1),(2)	(CCC+, Caa1)	10/15/28	6.875	1,045,665

960	White Cap Supply Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ 103.69) (1)	(NR, Caa1)	11/15/30	7.375	971,651

					12,600,978

Cable & Satellite TV (1.6%)

2,145	Altice France SA, Rule 144A, Senior Secured Notes (Callable 10/01/26 @ 101.00) (1)	(CCC+, Caa1)	10/15/31	6.500	2,046,380

231	Altice France SA, Rule 144A, Senior Secured Notes (Callable 10/01/26 @ 101.00) (1)	(CCC+, Caa1)	03/15/32	6.500	221,437

231	Altice France SA, Rule 144A, Senior Secured Notes (Callable 10/01/26 @ 101.00) (1)	(CCC+, Caa1)	07/15/32	6.875	221,931

1,200	Sunrise FinCo I BV, Rule 144A, Senior Secured Notes (Callable 07/15/26 @ 102.44) (1)	(BB-, B1)	07/15/31	4.875	1,145,766

					3,635,514

Chemicals (4.1%)

715	Avient Corp., Rule 144A, Senior Unsecured Notes (Callable 11/30/25 @ 103.56) (1)	(BB-, Ba3)	08/01/30	7.125	736,436

725	Avient Corp., Rule 144A, Senior Unsecured Notes (Callable 09/15/27 @ 103.13) (1)	(BB-, Ba3)	11/01/31	6.250	740,934

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
October 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Chemicals

$726	Element Solutions, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/30/25 @ 100.00) (1)	(BB, B1)	09/01/28	3.875	$703,200

950	Herens Holdco SARL, Rule 144A, Senior Secured Notes (Callable 11/30/25 @ 101.88) (1)	(B-, B2)	05/15/28	4.750	802,856

1,200	Herens Midco SARL, Rule 144A, Company Guaranteed Notes (Callable 11/30/25 @ 101.31) (1),(3)	(CCC, Caa2)	05/15/29	5.250	727,452

875	Methanex U.S. Operations, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/31 @ 100.00) (1)	(BB, Ba2)	03/15/32	6.250	890,666

2,400	Tronox, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/30/25 @ 101.16) (1),(2)	(B, Caa1)	03/15/29	4.625	1,470,791

421	Tronox, Inc., Rule 144A, Senior Secured Notes (Callable 09/30/27 @ 104.56) (1),(2)	(BB-, B1)	09/30/30	9.125	384,532

2,885	Vibrantz Technologies, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/30/25 @ 104.50) (1),(2)	(CCC, Caa3)	02/15/30	9.000	1,544,108

1,041	WR Grace Holdings LLC, Rule 144A, Senior Secured Notes (Callable 03/01/26 @ 103.69) (1)	(B-, B2)	03/01/31	7.375	1,043,424

					9,044,399

Diversified Capital Goods (2.5%)

1,070	Atkore, Inc., Rule 144A, Senior Unsecured Notes (Callable 06/01/26 @ 102.13) (1)	(BB+, Ba2)	06/01/31	4.250	1,012,186

2,100	Dornoch Debt Merger Sub, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/30/25 @ 101.66) (1),(2)	(CCC, Caa2)	10/15/29	6.625	1,795,303

900	EnerSys, Rule 144A, Company Guaranteed Notes (Callable 09/15/27 @ 100.00) (1)	(BB+, Ba3)	12/15/27	4.375	889,314

750	EnerSys, Rule 144A, Company Guaranteed Notes (Callable 01/15/27 @ 103.31) (1)	(BB+, Ba3)	01/15/32	6.625	771,761

1,118	Maxam Prill SARL, Rule 144A, Senior Secured Notes (Callable 07/02/27 @ 103.88) (1)	(B+, NR)	07/15/30	7.750	1,142,635

					5,611,199

Electronics (1.2%)

1,438	Ellucian Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 12/01/26 @ 103.25) (1)	(B-, B2)	12/01/29	6.500	1,457,991

1,250	Sensata Technologies, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/27 @ 103.31) (1)	(BB+, Ba2)	07/15/32	6.625	1,302,930

					2,760,921

Energy - Exploration & Production (5.3%)

650	Civitas Resources, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/10/25 @ 104.19) (1)	(BB-, B1)	07/01/28	8.375	672,444

1,235	Civitas Resources, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/01/26 @ 104.38) (1)	(BB-, B1)	07/01/31	8.750	1,273,359

2,074	CNX Midstream Partners LP, Rule 144A, Company Guaranteed Notes (Callable 11/30/25 @ 102.38) (1)	(BB, B1)	04/15/30	4.750	1,987,026

550	CNX Resources Corp., Rule 144A, Company Guaranteed Notes (Callable 03/01/27 @ 103.63) (1)	(BB, B1)	03/01/32	7.250	573,393

2,750	CQP Holdco LP/BIP-V Chinook Holdco LLC, Rule 144A, Senior Secured Notes (Callable 12/15/28 @ 103.75) (1)	(BB, Ba2)	12/15/33	7.500	2,986,140

286	Excelerate Energy LP, Rule 144A, Company Guaranteed Notes (Callable 05/15/27 @ 104.00) (1)	(BB+, NR)	05/15/30	8.000	302,082

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
October 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Energy - Exploration & Production

$874	Matador Resources Co., Rule 144A, Company Guaranteed Notes (Callable 04/15/27 @ 103.25) (1)	(BB-, B1)	04/15/32	6.500	$882,764

1,589	Northern Oil & Gas, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/15/28 @ 103.94) (1)	(B+, B1)	10/15/33	7.875	1,548,970

412	Northern Oil & Gas, Inc., Rule 144A, Senior Unsecured Notes (Callable 06/15/26 @ 104.38) (1)	(B+, B1)	06/15/31	8.750	419,673

1,080	TGNR Intermediate Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 11/30/25 @ 101.38) (1)	(B+, B3)	10/15/29	5.500	1,048,571

					11,694,422

Environmental (0.6%)

335	Clean Harbors, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/26 @ 103.19) (1)	(BB+, Ba2)	02/01/31	6.375	343,487

480	Luna 1.5 SARL, Rule 144A, Senior Unsecured Notes (Callable 07/01/28 @ 106.00) (1)	(B-, B3)	07/01/32	12.000	498,649

555	Waste Pro U.S.A., Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/28 @ 103.50) (1)	(B-, B3)	02/01/33	7.000	578,075

					1,420,211

Food - Wholesale (1.6%)

500	Darling Ingredients, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/10/25 @ 100.00) (1)	(BB+, Ba2)	04/15/27	5.250	499,775

1,700	Darling Ingredients, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/10/25 @ 103.00) (1)	(BB+, Ba2)	06/15/30	6.000	1,720,995

1,315	Performance Food Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/27 @ 103.06) (1)	(BB, B1)	09/15/32	6.125	1,351,833

					3,572,603

Gaming (2.0%)

1,491	Caesars Entertainment, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/26 @ 103.50) (1)	(BB-, Ba3)	02/15/30	7.000	1,535,178

268	Caesars Entertainment, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/27 @ 103.25) (1)	(BB-, Ba3)	02/15/32	6.500	270,391

736	Light & Wonder International, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/01/28 @ 103.13) (1)	(B+, B2)	10/01/33	6.250	734,749

1,850	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/27 @ 100.00) (1)	(BB-, B1)	05/15/27	5.250	1,852,790

					4,393,108

Gas Distribution (2.7%)

159	Antero Midstream Partners LP/Antero Midstream Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 10/15/28 @ 102.88) (1)	(BB+, Ba2)	10/15/33	5.750	158,883

385	Blue Racer Midstream LLC/Blue Racer Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 11/30/25 @ 100.00) (1)	(B+, B2)	07/15/26	6.625	385,392

300	Blue Racer Midstream LLC/Blue Racer Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 07/15/27 @ 103.63) (1)	(B+, B2)	07/15/32	7.250	316,008

429	Genesis Energy LP/Genesis Energy Finance Corp., Global Company Guaranteed Notes (Callable 04/15/26 @ 104.44)	(B, B3)	04/15/30	8.875	452,408

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
October 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Gas Distribution

$450	Hess Midstream Operations LP, Rule 144A, Company Guaranteed Notes (Callable 03/01/26 @ 102.94) (1)	(BBB-, Ba2)	03/01/28	5.875	$459,090

914	Rockies Express Pipeline LLC, Rule 144A, Senior Unsecured Notes (Callable 03/15/28 @ 103.38) (1)	(BB, Ba2)	03/15/33	6.750	957,743

315	Rockies Express Pipeline LLC, Rule 144A, Senior Unsecured Notes (Callable 02/15/30 @ 100.00) (1)	(BB, Ba2)	05/15/30	4.800	309,138

900	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 12/31/25 @ 103.00) (1)	(B+, B1)	12/31/30	6.000	893,720

1,950	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 02/15/26 @ 103.69) (1)	(B+, B1)	02/15/29	7.375	2,008,870

					5,941,252

Health Facility (0.2%)

513	Insulet Corp., Rule 144A, Senior Unsecured Notes (Callable 04/01/28 @ 103.25) (1)	(B+, B2)	04/01/33	6.500	535,048

Health Services (3.4%)

2,439	AMN Healthcare, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/27 @ 103.25) (1)	(BB-, B1)	01/15/31	6.500	2,444,849

3,495	AthenaHealth Group, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/30/25 @ 103.25) (1)	(CCC, Caa2)	02/15/30	6.500	3,424,122

1,569	Pediatrix Medical Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/30/25 @ 102.69) (1)	(BB-, Ba3)	02/15/30	5.375	1,560,772

					7,429,743

Hotels (0.6%)

466	Hilton Domestic Operating Co., Inc., Rule 144A, Company Guaranteed Notes (Callable 07/01/28 @ 102.88) (1)	(BB+, Ba2)	09/15/33	5.750	475,564

45	Hilton Domestic Operating Co., Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/26 @ 102.94) (1)	(BB+, Ba2)	04/01/29	5.875	45,939

427	RHP Hotel Properties LP/RHP Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 06/15/28 @ 103.25) (1)	(BB, Ba3)	06/15/33	6.500	441,017

247	RHP Hotel Properties LP/RHP Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 04/01/27 @ 103.25) (1)	(BB, Ba3)	04/01/32	6.500	254,312

					1,216,832

Insurance Brokerage (5.9%)

1,623	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, Rule 144A, Senior Secured Notes (Callable 11/30/25 @ 103.38) (1)	(B, B2)	04/15/28	6.750	1,653,585

333	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, Rule 144A, Senior Secured Notes (Callable 10/01/27 @ 103.69) (1)	(B, B2)	10/01/31	6.500	341,949

600	AmWINS Group, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/26 @ 103.19) (1)	(B+, B1)	02/15/29	6.375	612,217

2,512	Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC, Rule 144A, Senior Secured Notes (Callable 02/15/27 @ 103.63) (1)	(B, B2)	02/15/31	7.250	2,590,987

1,200	HUB International Ltd., Rule 144A, Senior Secured Notes (Callable 06/15/26 @ 103.63) (1)	(B+, B1)	06/15/30	7.250	1,253,693

1,500	Jones Deslauriers Insurance Management, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/26 @ 104.25) (1)	(B-, B2)	03/15/30	8.500	1,576,550

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
October 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Insurance Brokerage

$1,800	Jones Deslauriers Insurance Management, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/01/28 @ 103.44) (1)	(CCC, Caa2)	10/01/33	6.875	$1,784,790

96	Nassau Cos. of New York, Rule 144A, Senior Unsecured Notes (Callable 07/15/27 @ 103.94) (1)	(BB-, NR)	07/15/30	7.875	97,983

3,010	Panther Escrow Issuer LLC, Rule 144A, Senior Secured Notes (Callable 06/01/27 @ 103.56) (1)	(B, B2)	06/01/31	7.125	3,113,333

					13,025,087

Investments & Misc. Financial Services (9.1%)

3,150	Armor Holdco, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/30/25 @ 102.13) (1)	(CCC+, Caa1)	11/15/29	8.500	3,157,985

900	Block, Inc., Global Senior Unsecured Notes (Callable 05/15/27 @ 103.25)	(BB+, Ba2)	05/15/32	6.500	934,332

115	Block, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/15/27 @ 102.81) (1)	(BB+, Ba2)	08/15/30	5.625	116,807

33	Block, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/15/28 @ 103.00) (1)	(BB+, Ba2)	08/15/33	6.000	33,769

4,586	Boost Newco Borrower LLC, Rule 144A, Senior Secured Notes (Callable 01/15/27 @ 103.75) (1)	(BB, Ba3)	01/15/31	7.500	4,873,863

1,475	Compass Group Diversified Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 11/15/25 @ 101.31) (1)	(B-, B3)	04/15/29	5.250	1,337,615

1,170	Compass Group Diversified Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 01/15/27 @ 102.50) (1)	(B-, B3)	01/15/32	5.000	1,034,162

1,225	Focus Financial Partners LLC, Rule 144A, Senior Secured Notes (Callable 09/15/27 @ 103.38) (1)	(B, B2)	09/15/31	6.750	1,263,182

1,864	Paysafe Finance PLC/Paysafe Holdings U.S. Corp., Rule 144A, Senior Secured Notes (Callable 11/30/25 @ 101.00) (1)	(B, B2)	06/15/29	4.000	1,755,542

1,954	Stonex Escrow Issuer LLC, Rule 144A, Secured Notes (Callable 07/15/28 @ 103.44) (1)	(BB-, Ba3)	07/15/32	6.875	2,024,735

2,480	VFH Parent LLC/Valor Co-Issuer, Inc., Rule 144A, Senior Secured Notes (Callable 06/15/27 @ 103.75) (1)	(B+, B1)	06/15/31	7.500	2,597,517

997	Walker & Dunlop, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/28 @ 103.31) (1)	(BB, Ba2)	04/01/33	6.625	1,021,809

					20,151,318

Machinery (4.3%)

1,222	Chart Industries, Inc., Rule 144A, Senior Secured Notes (Callable 01/01/26 @ 103.75) (1)	(BB-, Ba2)	01/01/30	7.500	1,275,965

2,441	Enpro, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/28 @ 103.06) (1)	(BB-, Ba3)	06/01/33	6.125	2,501,673

2,811	Enviri Corp., Rule 144A, Company Guaranteed Notes (Callable 11/30/25 @ 100.00) (1)	(B, B3)	07/31/27	5.750	2,791,414

598	Goat Holdco LLC, Rule 144A, Senior Secured Notes (Callable 02/01/28 @ 103.38) (1)	(B, B2)	02/01/32	6.750	611,596

812	Griffon Corp., Global Company Guaranteed Notes (Callable 11/30/25 @ 100.96)	(B+, B1)	03/01/28	5.750	812,509

1,200	Hillenbrand, Inc., Global Company Guaranteed Notes (Callable 02/15/26 @ 103.13) (2)	(BB, Ba1)	02/15/29	6.250	1,234,358

226	Regal Rexnord Corp., Global Company Guaranteed Notes (Callable 01/15/33 @ 100.00)	(BB+, Baa3)	04/15/33	6.400	242,437

					9,469,952

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
October 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Media - Diversified (0.0%)

$40	Tech 7 SAS Super Senior (3),(4),(5),(6) ,(7)	(NR, NR)	03/31/26	0.000	$5

67	Tech 7 SAS Super Senior (3),(4),(5),(6) ,(7)	(NR, NR)	03/31/26	0.000	8

20	Tech 7 SAS Technicolor Creative Studios Super Senior (3),(4),(5),(6) ,(7)	(NR, NR)	04/01/26	0.000	2

20	Technicolor Creative Studios SA (3),(4),(5),(6) ,(7)	(NR, NR)	04/01/26	0.000	2

					17

Media Content (0.2%)

600	Sirius XM Radio LLC, Rule 144A, Company Guaranteed Notes (Callable 09/01/26 @ 101.94) (1),(2)	(BB+, Ba3)	09/01/31	3.875	544,911

Metals & Mining - Excluding Steel (5.1%)

973	Capstone Copper Corp., Rule 144A, Company Guaranteed Notes (Callable 03/31/28 @ 103.38) (1)	(BB-, B1)	03/31/33	6.750	1,007,570

1,959	Constellium SE, Rule 144A, Company Guaranteed Notes (Callable 08/15/27 @ 103.19) (1)	(BB-, Ba3)	08/15/32	6.375	2,017,102

2,700	ERO Copper Corp., Rule 144A, Company Guaranteed Notes (Callable 11/30/25 @ 103.25) (1)	(B+, B1)	02/15/30	6.500	2,688,579

3,003	First Quantum Minerals Ltd., Rule 144A, Secured Notes (Callable 03/01/26 @ 104.69) (1)	(B, NR)	03/01/29	9.375	3,181,081

1,200	Kaiser Aluminum Corp., Rule 144A, Company Guaranteed Notes (Callable 06/01/26 @ 102.25) (1)	(BB-, B2)	06/01/31	4.500	1,146,850

177	Novelis Corp., Rule 144A, Company Guaranteed Notes (Callable 11/30/25 @ 102.38) (1)	(BB, B1)	01/30/30	4.750	171,190

985	Novelis Corp., Rule 144A, Company Guaranteed Notes (Callable 01/30/27 @ 103.44) (1)	(BB, B1)	01/30/30	6.875	1,023,158

					11,235,530

Oil Field Equipment & Services (0.1%)

316	USA Compression Partners LP/USA Compression Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 10/01/28 @ 103.13) (1)	(B+, B1)	10/01/33	6.250	317,417

Oil Refining & Marketing (2.3%)

1,643	Global Partners LP/GLP Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/27 @ 104.13) (1)	(B+, B1)	01/15/32	8.250	1,719,336

228	Sunoco LP, Rule 144A, Company Guaranteed Notes (Callable 09/15/28 @ 102.94) (1)	(BB+, Ba1)	03/15/34	5.875	228,116

900	Sunoco LP, Rule 144A, Company Guaranteed Notes (Callable 05/01/27 @ 103.63) (1)	(BB+, Ba1)	05/01/32	7.250	949,620

320	Sunoco LP, Rule 144A, Company Guaranteed Notes (Callable 07/01/28 @ 103.13) (1)	(BB+, Ba1)	07/01/33	6.250	327,075

1,100	Sunoco LP/Sunoco Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 11/10/25 @ 103.50) (1)	(BB+, Ba1)	09/15/28	7.000	1,138,359

768	TransMontaigne Partners LLC, Rule 144A, Company Guaranteed Notes (Callable 03/15/27 @ 104.25) (1)	(CCC+, Caa1)	06/15/30	8.500	804,621

					5,167,127

Packaging (5.4%)

690	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Rule 144A, Senior Unsecured Notes (Callable 11/30/25 @ 100.75) (1),(3)	(CCC, Caa2)	09/01/29	3.000	744,520

600	Ball Corp., Global Company Guaranteed Notes (Callable 11/15/25 @ 101.72)	(BB+, Ba1)	03/15/28	6.875	610,746

1,593	Cascades, Inc./Cascades USA, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/15/27 @ 103.38) (1)	(BB-, Ba3)	07/15/30	6.750	1,630,698

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
October 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Packaging

$224	Crown Americas LLC, Rule 144A, Company Guaranteed Notes (Callable 06/01/28 @ 102.94) (1)	(BB+, Ba2)	06/01/33	5.875	$227,243

1,425	Mauser Packaging Solutions Holding Co., Rule 144A, Secured Notes (Callable 11/10/25 @ 101.16) (1)	(CCC+, Caa2)	04/15/27	9.250	1,408,512

2,550	Mauser Packaging Solutions Holding Co., Rule 144A, Senior Secured Notes (Callable 11/30/25 @ 103.94) (1)	(B, B2)	04/15/27	7.875	2,558,660

418	Owens-Brockway Glass Container, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/26 @ 103.63) (1),(2)	(B+, B3)	05/15/31	7.250	410,149

768	Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC, Rule 144A, Senior Secured Notes (Callable 05/15/27 @ 104.75) (1)	(B-, B3)	05/15/30	9.500	720,951

2,538	Trident TPI Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/31/25 @ 106.38) (1)	(CCC+, Caa3)	12/31/28	12.750	2,712,104

1,077	TriMas Corp., Rule 144A, Company Guaranteed Notes (Callable 11/30/25 @ 101.03) (1)	(BB-, Ba3)	04/15/29	4.125	1,042,072

					12,065,655

Personal & Household Products (1.6%)

257	Acushnet Co., Rule 144A, Company Guaranteed Notes (Callable 11/10/25 @ 103.69) (1)	(BB, Ba3)	10/15/28	7.375	267,085

1,050	Amer Sports Co., Rule 144A, Senior Secured Notes (Callable 02/16/27 @ 103.38) (1)	(BBB-, Ba1)	02/16/31	6.750	1,093,528

1,618	Energizer Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/28 @ 103.00) (1)	(B, B2)	09/15/33	6.000	1,565,094

513	JH North America Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 07/31/27 @ 102.94) (1)	(BBB-, Ba1)	01/31/31	5.875	523,642

67	JH North America Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 07/31/28 @ 103.06) (1)	(BBB-, Ba1)	07/31/32	6.125	68,761

					3,518,110

Pharmaceuticals (0.3%)

600	IQVIA, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/28 @ 103.13) (1)	(BB, Ba2)	06/01/32	6.250	626,108

Property & Casualty Insurance (1.2%)

2,565	Ardonagh Finco Ltd., Rule 144A, Senior Secured Notes (Callable 02/15/27 @ 103.88) (1)	(B-, B3)	02/15/31	7.750	2,684,988

Rail (1.1%)

2,062	Genesee & Wyoming, Inc., Rule 144A, Senior Secured Notes (Callable 04/15/27 @ 103.13) (1)	(BB, Ba3)	04/15/32	6.250	2,106,290

241	Watco Cos. LLC/Watco Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 08/01/27 @ 103.56) (1)	(B-, B3)	08/01/32	7.125	249,903

					2,356,193

Real Estate Investment Trusts (1.1%)

422	Starwood Property Trust, Inc., Rule 144A, Company Guranteed Notes (Callable 07/15/28 @ 100.00) (1)	(BB-, Ba3)	10/15/28	5.250	423,733

477	Starwood Property Trust, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/15/30 @ 100.00) (1)	(BB-, Ba3)	01/15/31	5.750	484,028

1,562	Starwood Property Trust, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/15/29 @ 100.00) (1)	(BB-, Ba3)	04/15/30	6.000	1,598,251

					2,506,012

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
October 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Recreation & Travel (5.4%)

$2,501	Motion Bondco DAC, Rule 144A, Company Guaranteed Notes (Callable 11/30/25 @ 100.00) (1),(2)	(CCC-, Caa3)	11/15/27	6.625	$2,422,229

1,947	SeaWorld Parks & Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/10/25 @ 101.31) (1)	(B+, B2)	08/15/29	5.250	1,910,776

3,248	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 05/15/26 @ 103.63) (1),(2)	(B+, B1)	05/15/31	7.250	3,259,121

2,535	Speedway Motorsports LLC/Speedway Funding II, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/30/25 @ 100.00) (1)	(BB+, B1)	11/01/27	4.875	2,515,777

1,858	Vail Resorts, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/27 @ 103.25) (1)	(BB-, Ba3)	05/15/32	6.500	1,930,328

					12,038,231

Restaurants (1.4%)

600	1011778 BC ULC/New Red Finance, Inc., Rule 144A, Senior Secured Notes (Callable 06/15/26 @ 103.06) (1)	(BB+, Ba2)	06/15/29	6.125	617,001

2,377	Raising Cane’s Restaurants LLC, Rule 144A, Senior Unsecured Notes (Callable 11/03/25 @ 104.69) (1)	(B, B3)	05/01/29	9.375	2,488,434

					3,105,435

Software - Services (8.9%)

613	AmeriTex HoldCo Intermediate LLC, Rule 144A, Senior Secured Notes (Callable 08/15/28 @ 103.81) (1)	(B, B2)	08/15/33	7.625	642,524

3,130	CA Magnum Holdings, Rule 144A, Senior Secured Notes (Callable 11/30/25 @ 100.00) (1)	(NR, B1)	10/31/26	5.375	3,116,979

1,837	Cloud Software Group, Inc., Rule 144A, Secured Notes (Callable 11/30/25 @ 104.50) (1)	(B-, Caa2)	09/30/29	9.000	1,901,811

1,260	Cloud Software Group, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/28 @ 103.31) (1)	(B, B2)	08/15/33	6.625	1,263,989

518	CommScope LLC, Rule 144A, Senior Secured Notes (Callable 06/15/26 @ 103.00) (1)	(B-, B3)	12/15/31	9.500	527,601

2,850	Insight Enterprises, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/27 @ 103.31) (1)	(BB+, Ba3)	05/15/32	6.625	2,920,147

1,200	Open Text Corp., Rule 144A, Senior Secured Notes (Callable 11/01/27 @ 100.00) (1)	(BBB-, Ba1)	12/01/27	6.900	1,250,731

727	Open Text Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/26 @ 102.06) (1)	(BB, Ba3)	12/01/31	4.125	677,376

1,444	UKG, Inc., Rule 144A, Senior Secured Notes (Callable 02/01/27 @ 103.44) (1)	(B-, B2)	02/01/31	6.875	1,487,489

3,223	Virtusa Corp., Rule 144A, Senior Unsecured Notes (Callable 11/30/25 @ 101.78) (1)	(B-, Caa1)	12/15/28	7.125	3,099,437

2,147	WEX, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/28 @ 103.25) (1)	(B, B1)	03/15/33	6.500	2,197,792

600	ZoomInfo Technologies LLC/ZoomInfo Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 11/10/25 @ 100.97) (1)	(B+, B1)	02/01/29	3.875	566,564

					19,652,440

Specialty Retail (2.6%)

466	Beach Acquisition Bidco LLC, Rule 144A, Senior Unsecured Notes, 10.000% Cash, 10.750% PIK (Callable 07/15/28 @ 103.00) (1),(8)	(B+, Caa1)	07/15/33	10.000	501,600

2,905	Eagle Intermediate Global Holding BV/Eagle U.S. Finance LLC, Rule 144A, Senior Secured Notes, 7.500% Cash, 7.500% PIK (1),(8),(9)	(NR, Ca)	12/30/25	7.500	1,801,100

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
October 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Specialty Retail

$80	Eagle Intermediate Global Holding BV/Eagle U.S. Finance LLC, Rule 144A, Senior Secured Notes, 7.500% Cash, 7.500% PIK (1),(6),(7) ,(8)	(NR, Ca)	12/30/25	7.500	$49,758

102	Eagle Intermediate Global Holding BV/Ruyi U.S. Finance LLC (5),(6) ,(7)	(NR, NR)	12/31/25	0.000	63,510

2,275	LCM Investments Holdings II LLC, Rule 144A, Senior Unsecured Notes (Callable 08/01/26 @ 104.13) (1)	(BB-, B2)	08/01/31	8.250	2,393,000

1,064	Sonic Automotive, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ 102.44) (1)	(BB-, B1)	11/15/31	4.875	1,013,243

					5,822,211

Steel Producers/Products (0.5%)

1,124	TMS International Corp., Rule 144A, Senior Unsecured Notes (Callable 11/10/25 @ 101.56) (1)	(B, Caa1)	04/15/29	6.250	1,104,765

Support - Services (8.5%)

916	AECOM, Rule 144A, Company Guaranteed Notes (Callable 08/01/28 @ 103.00) (1)	(BB, Ba2)	08/01/33	6.000	940,741

3,729	Allied Universal Holdco LLC, Rule 144A, Senior Secured Notes (Callable 02/15/27 @ 103.94) (1)	(B, B3)	02/15/31	7.875	3,887,967

1,014	American Builders & Contractors Supply Co., Inc., Rule 144A, Senior Secured Notes (Callable 11/30/25 @ 100.00) (1)	(BBB-, Ba2)	01/15/28	4.000	1,000,459

1,500	Belron U.K. Finance PLC, Rule 144A, Senior Secured Notes (Callable 10/15/26 @ 102.88) (1)	(BB-, Ba3)	10/15/29	5.750	1,520,749

2,108	CoreLogic, Inc., Rule 144A, Senior Secured Notes (Callable 11/30/25 @ 101.13) (1)	(B-, B2)	05/01/28	4.500	2,037,497

487	Herc Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/27 @ 103.50) (1)	(BB-, Ba3)	06/15/30	7.000	510,047

994	Herc Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/28 @ 103.63) (1)	(BB-, Ba3)	06/15/33	7.250	1,048,724

2,520	Voyager Parent LLC, Rule 144A, Senior Secured Notes (Callable 07/01/28 @ 104.63) (1)	(B, B1)	07/01/32	9.250	2,643,747

750	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/30/25 @ 101.21) (1)	(BB, Ba3)	06/15/28	7.250	760,787

600	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/26 @ 103.19) (1)	(BB, Ba3)	03/15/29	6.375	620,660

374	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/28 @ 103.19) (1)	(BB, Ba3)	03/15/33	6.375	391,090

605	Williams Scotsman, Inc., Rule 144A, Senior Secured Notes (Callable 04/15/27 @ 103.31) (1)	(BB-, B2)	04/15/30	6.625	625,997

1,918	Williams Scotsman, Inc., Rule 144A, Senior Secured Notes (Callable 06/15/26 @ 103.31) (1)	(BB-, B2)	06/15/29	6.625	1,976,018

1,127	ZipRecruiter, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/10/25 @ 102.50) (1)	(B, B3)	01/15/30	5.000	882,980

					18,847,463

Tech Hardware & Equipment (0.8%)

159	Amkor Technology, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/01/28 @ 102.94) (1)	(BB, Ba3)	10/01/33	5.875	161,944

1,500	Zebra Technologies Corp., Rule 144A, Company Guaranteed Notes (Callable 06/01/27 @ 103.25) (1)	(BB, Ba2)	06/01/32	6.500	1,554,879

					1,716,823

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
October 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Telecom - Wireline Integrated & Services (2.3%)

$1,500	Altice Financing SA, Rule 144A, Senior Secured Notes (Callable 11/30/25 @ 100.00) (1)	(CCC+, Caa2)	01/15/28	5.000	$1,119,513

1,500	Level 3 Financing, Inc., Rule 144A, Secured Notes (Callable 03/22/26 @ 102.13) (1)	(B-, B3)	04/01/30	4.500	1,393,125

1,261	Level 3 Financing, Inc., Rule 144A, Secured Notes (Callable 11/10/25 @ 101.81) (1)	(B-, B3)	10/15/30	3.875	1,136,082

361	Level 3 Financing, Inc., Rule 144A, Secured Notes (Callable 11/10/25 @ 101.88) (1)	(B-, B3)	04/15/31	4.000	323,997

300	Virgin Media Secured Finance PLC, Rule 144A, Senior Secured Notes (Callable 11/30/25 @ 102.25) (1)	(B+, Ba3)	08/15/30	4.500	279,106

600	Vmed O2 U.K. Financing I PLC, Rule 144A, Senior Secured Notes (Callable 01/31/26 @ 102.13) (1)	(B+, Ba3)	01/31/31	4.250	548,234

290	Vmed O2 U.K. Financing I PLC, Rule 144A, Senior Secured Notes (Callable 07/15/26 @ 102.38) (1)	(B+, Ba3)	07/15/31	4.750	268,633

					5,068,690

Transport Infrastructure/Services (0.9%)

300	XPO, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/26 @ 103.56) (1)	(B+, Ba3)	06/01/31	7.125	313,222

600	XPO, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/27 @ 103.56) (1)	(B+, Ba3)	02/01/32	7.125	633,048

1,032	XPO, Inc., Rule 144A, Senior Secured Notes (Callable 11/10/25 @ 103.13) (1)	(BBB-, Ba1)	06/01/28	6.250	1,054,381

					2,000,651

TOTAL CORPORATE BONDS (Cost $252,785,399)					253,818,866

BANK LOANS (16.4%)

Advertising (1.0%)

2,793	MH Sub I LLC, 1 mo. USD Term SOFR + 4.250% (10)	(B, B1)	12/31/31	8.215	2,258,218

Aerospace & Defense (0.5%)

1,317	Atlas CC Acquisition Corp. (2025 Second Out Term Loan B), 3 mo. USD Term SOFR + 4.250% (10)	(CCC+, Caa2)	05/25/29	8.370	761,150

191	Atlas CC Acquisition Corp. (2025 Second Out Term Loan C), 3 mo. USD Term SOFR + 4.250% (10)	(CCC+, Caa2)	05/25/29	8.370	110,186

543	Peraton Corp., 3 mo. USD Term SOFR + 7.750% (10)	(NR, NR)	02/01/29	12.048	280,851

					1,152,187

Auto Parts & Equipment (0.5%)

346	First Brands Group LLC (10),(11)	(NR, NR)	06/29/26	0.000	368,035

151	First Brands Group LLC (4),(5)	(NR, NR)	03/30/27	0.000	50,402

20	First Brands Group LLC (2021 Term Loan) (4),(5)	(NR, WR)	03/30/27	0.000	6,771

945	First Brands Group LLC (2022 Incremental Term Loan) (4),(5)	(NR, WR)	03/30/27	0.000	314,581

492	Jason Group, Inc., 1 mo. USD Term SOFR + 6.000% (7),(9),(10)	(NR, NR)	11/30/26	10.079	445,126

					1,184,915

Building Materials (0.5%)

589	ARAMSCO, Inc., 3 mo. USD Term SOFR + 4.750% (10)	(CCC+, Caa1)	10/10/30	8.752	405,161

780	Cornerstone Building Brands, Inc., 1 mo. USD Term SOFR + 5.625% (10)	(B-, B3)	08/01/28	9.657	721,201

					1,126,362

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
October 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Chemicals (0.8%)

$475	Ascend Performance Materials Operations LLC, 1 mo. USD Term SOFR + 1.500%, 8.500% PIK (8),(9),(10)	(NR, NR)	11/24/25	14.116	$270,159

970	Ascend Performance Materials Operations LLC (4),(5)	(NR, NR)	08/27/26	0.000	14,855

997	CPC Acquisition Corp., 3 mo. USD Term SOFR + 3.750% (10)	(CCC, Caa2)	12/29/27	8.013	832,238

423	PMHC II, Inc., 3 mo. USD Term SOFR + 6.250% (7),(10)	(CCC+, Caa1)	04/21/29	10.177	351,211

1,012	Polar U.S. Borrower LLC (4),(5)	(CCC, Caa3)	10/16/28	0.000	120,150

1,766	Polar U.S. Borrower LLC, 0.750% PIK (4),(8),(9)	(CCC, Caa3)	10/16/28	0.750	209,728

106	SK Neptune Husky Finance SARL (4),(5),(9)	(NR, WR)	04/30/26	0.000	13,983

1,085	SK Neptune Husky Group SARL (4),(5),(9)	(NR, NR)	01/03/29	0.000	27,135

					1,839,459

Electronics (0.6%)

1,378	Idemia Group, 3 mo. USD Term SOFR + 4.250% (10)	(B, B2)	09/30/28	8.252	1,384,697

Energy - Exploration & Production (0.0%)

2,885	PES Holdings LLC, 3.000% PIK (4),(8),(9)	(NR, NR)	12/31/25	3.000	25,244

Food - Wholesale (0.1%)

450	WOOF Holdings, Inc., 3 mo. USD Term SOFR + 4.012% (10)	(CCC-, Ca)	12/31/29	8.013	168,750

Gas Distribution (0.7%)

1,476	Traverse Midstream Partners LLC, 3 mo. USD Term SOFR + 2.500% (10)	(B+, B2)	02/16/28	6.340	1,482,325

Health Facilities (0.4%)

422	Carestream Health, Inc., 3 mo. USD Term SOFR + 7.500% (9),(10)	(CCC+, Caa2)	09/30/27	11.602	212,023

315	Sonrava Health Holdings LLC (4),(5),(9)	(NR, B3)	05/18/28	0.000	301,172

1,299	Sonrava Health Holdings LLC, 5.500% PIK (4),(7),(8),(9)	(NR, Caa3)	08/18/28	5.500	246,868

					760,063

Health Services (0.8%)

85	MedAssets Software Intermediate Holdings, Inc., 3 mo. USD Term SOFR + 4.000% (10)	(B, Caa1)	12/15/28	8.003	82,293

575	MedAssets Software Intermediate Holdings, Inc., 1 mo. USD Term SOFR + 4.000% (10)	(CCC, Ca)	12/15/28	8.116	493,791

37	MedAssets Software Intermediate Holdings, Inc., 3 mo. USD Term SOFR + 5.250% (10)	(B, Caa1)	12/15/28	9.253	37,055

1,145	U.S. Radiology Specialists, Inc., 3 mo. USD Term SOFR + 4.750% (10)	(B-, B3)	12/15/27	8.752	1,151,507

					1,764,646

Hotels (0.2%)

194	Aimbridge Acquisition Co., Inc., 1 mo. USD Term SOFR + 1.500%, 6.000% PIK (8),(10)	(B-, Caa1)	03/11/30	11.647	192,940

216	Aimbridge Acquisition Co., Inc., 1 mo. USD Term SOFR + 5.500% (10)	(B+, B2)	03/11/30	9.647	216,871

					409,811

Machinery (0.3%)

580	Madison IAQ LLC, 6 mo. USD Term SOFR + 3.250% (10)	(B, B1)	05/06/32	7.452	582,546

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
October 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Media - Diversified (0.8%)

$1,188	Cast & Crew Payroll LLC, 1 mo. USD Term SOFR + 3.750% (10)	(B-, B3)	12/29/28	7.715	$980,263

317	Technicolor Creative Studios, 0.500% PIK (3),(4),(6),(7),(8)	(NR, NR)	08/06/33	0.500	0

844	X corp.	(NR, NR)	10/26/29	9.500	847,701

					1,827,964

Packaging (0.8%)

1,743	Proampac PG Borrower LLC, 3 mo. USD Term SOFR + 4.000% (10)	(B-, B3)	09/15/28	7.905 - 8.195	1,745,722

Personal & Household Products (0.9%)

1,968	Serta Simmons Bedding LLC, 3 mo. USD Term SOFR + 7.500% (10)	(NR, NR)	06/29/28	11.616	1,855,298

215	Serta Simmons Bedding LLC, 3 mo. USD Term SOFR + 7.500% (7) , (10)	(NR, NR)	06/29/28	11.484	215,059

					2,070,357

Software - Services (4.3%)

811	AQ Carver Buyer, Inc., 3 mo. USD Term SOFR + 5.500% (10)	(B, B3)	08/02/29	9.602	776,248

426	Astra Acquisition Corp. (4),(5),(9)	(D, WR)	02/25/28	0.000	83,115

1,193	Astra Acquisition Corp. (4),(5),(9)	(D, WR)	10/25/28	0.000	13,973

35	Astra Acquisition Corp. (6),(7) ,(10),(11)	(NR, NR)	04/01/26	0.000	35,138

9	Astra Acquisition Corp. (7) ,(10),(11)	(NR, NR)	04/01/26	0.000	9,105

179	CommScope, Inc., 1 mo. USD Term SOFR + 4.750% (10)	(B-, B3)	12/17/29	8.715	180,368

1,012	Corel Corp., 3 mo. USD Term SOFR + 5.000% (9),(10)	(CCC+, B3)	07/02/26	9.299	968,777

1,867	EagleView Technology Corp., 3 mo. USD Term SOFR + 5.500% (10)	(B-, B3)	08/14/28	9.502	1,833,960

471	Javelin Buyer, Inc., 3 mo. USD Term SOFR + 5.000% (9),(10)	(CCC+, Caa2)	12/06/32	9.199	470,789

1,591	OID-OL Intermediate I LLC, 3 mo. USD Term SOFR + 4.250% (10)	(CCC+, Caa1)	02/01/29	8.240	1,356,585

663	OID-OL Intermediate I LLC, 3 mo. USD Term SOFR + 6.000% (10)	(B, B1)	02/01/29	9.840	686,435

547	Polaris Newco LLC, 1 mo. GBP SONIA + 5.250% (10),(12)	(CCC+, B3)	06/02/28	9.219	657,580

1,600	Project Alpha Intermediate Holding, Inc., 3 mo. USD Term SOFR + 5.000% (10)	(B-, Caa1)	05/09/33	9.002	1,562,000

733	Redstone Holdco 2 LP, 3 mo. USD Term SOFR + 4.750% (7) ,(10)	(CCC-, Caa2)	04/27/28	8.852	311,614

594	UKG, Inc., 3 mo. USD Term SOFR + 2.500% (10)	(B-, B2)	02/10/31	6.338	594,603

					9,540,290

Steel Producers/Products (0.7%)

1,471	OPTA, Inc., 3 mo. USD Term SOFR + 6.750% (7),(9),(10)	(NR, NR)	11/09/28	11.211	1,427,343

Support - Services (2.0%)

309	CoreLogic, Inc., 1 mo. USD Term SOFR + 6.500% (10)	(CCC, Caa2)	06/04/29	10.579	310,357

1,096	CoreLogic, Inc., 1 mo. USD Term SOFR + 3.500% (10)	(B-, B2)	06/02/28	7.579	1,097,447

487	LaserShip, Inc., 3 mo. USD Term SOFR + 4.000% (10)	(CCC-, Caa2)	01/02/29	8.002	354,104

459	LaserShip, Inc., 3 mo. USD Term SOFR + 6.250% (10)	(B, B2)	01/02/29	10.252	466,030

1,190	LaserShip, Inc., 3 mo. USD Term SOFR + 1.500% (10)	(CCC, Caa2)	08/10/29	5.763	846,949

398	LaserShip, Inc., 3 mo. USD Term SOFR + 1.500% (10)	(CCC-, Caa3)	08/10/29	5.763	116,151

758	PODS LLC, 1 mo. USD Term SOFR + 3.000% (10)	(B-, B3)	03/31/28	7.079	745,627

600	TruGreen LP, 3 mo. USD Term SOFR + 8.500% (9),(10)	(CCC, Caa3)	11/02/28	12.602	546,378

					4,483,043

Telecom - Wireline Integrated & Services (0.5%)

1,424	Patagonia Holdco LLC, 3 mo. USD Term SOFR + 5.750% (10)	(NR, B3)	08/01/29	9.984	1,101,537

TOTAL BANK LOANS (Cost $48,129,906)					36,335,479

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
October 31, 2025

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

ASSET BACKED SECURITIES (5.0%)

Collateralized Debt Obligations (5.0%)

$1,500	Anchorage Capital CLO 25 Ltd., 2022-25A, Rule 144A, 3 mo. USD Term SOFR + 7.170% (1),(10)	(NR, Ba3)	04/20/35	11.054	$1,503,479

1,170	Anchorage Capital Europe CLO 6 DAC, Rule 144A, 3 mo. EURIBOR + 3.400% (1),(3),(10)	(BBB-, NR)	10/22/38	5.437	1,353,478

1,250	Anchorage Credit Funding 4 Ltd., 2016-4A, Rule 144A (1)	(NR, Ba1)	04/27/39	6.659	1,210,547

1,250	Battalion CLO 18 Ltd., 2020-18A, Rule 144A, 3 mo. USD Term SOFR + 6.972% (1),(10)	(B, NR)	10/15/36	10.876	1,099,987

1,500	Cedar Funding VI CLO Ltd., Rule 144A, 3 mo. USD Term SOFR + 6.250% (1),(10)	(BB-, NR)	04/20/34	10.134	1,495,966

1,500	KKR CLO 14 Ltd., Rule 144A, 3 mo. USD Term SOFR + 6.412% (1),(10)	(NR, B1)	07/15/31	10.316	1,490,022

1,500	KKR CLO 16 Ltd., Rule 144A, 3 mo. USD Term SOFR + 7.372% (1),(10)	(B, NR)	10/20/34	11.256	1,439,791

1,500	Marble Point CLO XXIII Ltd., 2021-4A, Rule 144A, 3 mo. USD Term SOFR + 6.012% (1),(10)	(NR, Ba1)	01/22/35	9.869	1,507,043

TOTAL ASSET BACKED SECURITIES (Cost $11,229,508)					11,100,313

Shares

COMMON STOCKS (0.9%)

Auto Parts & Equipment (0.2%)

57	Jason, Inc. (5)				312,070

Chemicals (0.2%)

89,998	Proppants Holdings LLC (6),(7),(9)				1,800

15,074	Utex Industries				467,294

					469,094

Energy - Exploration & Production (0.0%)

111,570	PES Energy, Class A (5),(6),(7),(9)				1,116

Hotels (0.3%)

10,962	Aimbridge Acquisition Co., Inc. (5)				737,194

Personal & Household Products (0.1%)

32,039	Dream Well, Inc. (5)				259,516

32,039	Serta Simmons Bedding Equipment Co. (5),(6),(7)				0

					259,516

Pharmaceuticals (0.0%)

68,836	Akorn, Inc. (5)				2,065

Private Placement (0.0%)

102,040,536	Technicolor Creative Studios SA (5),(6),(7),(13)				0

Support - Services (0.0%)

2,100	LTR Holdings, Inc. (6),(7),(9)				3,111

Telecom - Wireline Integrated & Services (0.1%)

15,325	Luxco Co. Ltd. (3),(5)				254,072

TOTAL COMMON STOCKS (Cost $6,919,517)					2,038,238

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
October 31, 2025

Shares		Value

WARRANT (0.0%)
Chemicals (0.0%)

$22,499	Project Investor Holdings LLC, expires 02/08/26 (5),(6),(7),(9) (Cost $11,700)	$0

SHORT-TERM INVESTMENTS (8.1%)

7,449,776	State Street Institutional U.S. Government Money Market Fund - Premier Class, 3.97%	7,449,776

10,444,193	State Street Navigator Securities Lending Government Money Market Portfolio, 4.06% (14)	10,444,193

TOTAL SHORT-TERM INVESTMENTS (Cost $17,893,969)		17,893,969

TOTAL INVESTMENTS AT VALUE (144.9%) (Cost $336,969,999)		321,186,865

LIABILITIES IN EXCESS OF OTHER ASSETS (-44.9%)		(99,515,174)

NET ASSETS (100.0%)		$221,671,691

†	Credit ratings given by the S&P Global Ratings Division of S&P Global Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are unaudited.

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2025, these securities amounted to a value of $260,568,862 or 117.5% of net assets.

(2)	Security or portion thereof is out on loan (See Note 2-K).

(3)	This security is denominated in Euro.

(4)	Bond is currently in default.

(5)	Non-income producing security.

(6)
Not readily marketable security; security is valued at fair value as determined in good faith by UBS Asset Management (Americas) LLC as the Fund’s valuation designee under the oversight of the Board of Trustees (See Note 2-A).

(7)	Security is valued using significant unobservable inputs.

(8)	PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

(9)	Illiquid security.

(10)	Variable rate obligation - The interest rate shown is the rate in effect as of October 31, 2025. The rate may be subject to a cap and floor.

(11)	Position is unsettled. Contract rate was not determined at October 31, 2025 and does not take effect until settlement.

(12)	This security is denominated in British Pound.

(13)	Security is held through holdings of 100 shares of the CIG Special Purpose SPC - Credit Suisse High Yield Bond Fund Segregated Portfolio, an affiliated entity.

(14)	Represents security purchased with cash collateral received for securities on loan.

INVESTMENT ABBREVIATIONS 1 mo. = 1 month 3 mo. = 3 month 6 mo. = 6 month
EURIBOR = Euro Interbank Offered Rate
NR = Not Rated
SARL = société à responsabilité limitée
SOFR = Secured Overnight Financing Rate
SONIA = Sterling Overnight Interbank Average Rate
WR = Withdrawn Rating

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Schedule of Investments (continued)
October 31, 2025

Forward Foreign Currency Contracts

Forward Currency to be Purchased		Forward Currency to be Sold		Settlement Date	Counterparty	Value on Settlement Date	Current Value/Notional	Unrealized Appreciation/ (Depreciation)
USD	3,469,860	EUR	2,906,910	10/07/26	Deutsche Bank AG	$(3,469,860)	$(3,410,070)	$59,790
USD	681,892	GBP	507,720	10/07/26	Morgan Stanley	(681,892)	(666,915)	14,977
EUR	75,378	USD	89,096	10/07/26	Deutsche Bank AG	89,096	88,426	(670)

Total Net Unrealized Appreciation/(Depreciation)								$74,097

Currency Abbreviations:
EUR = Euro
GBP = British Pound
USD = United States Dollar

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Statement of Assets and Liabilities
October 31, 2025

Assets
Investments at value, including collateral for securities on loan of $10,444,193 (Cost $336,969,999) (Note 2)	$321,186,865 1
Cash	2,297
Foreign currency at value (Cost $198,872)	196,702
Interest receivable	5,260,902
Receivable for investments sold	2,565,130
Unrealized appreciation on forward foreign currency contracts (Note 2)	74,767
Prepaid expenses and other assets	12,245

Total assets	329,298,908

Liabilities
Investment advisory fee payable (Note 3)	219,129
Administrative services fee payable	26,191
Loan payable (Note 4)	95,000,000
Payable upon return of securities loaned (Note 2)	10,444,193
Payable for investments purchased	1,306,990
Interest payable (Note 4)	396,714
Trustees’ fee payable	60,429
Unrealized depreciation on forward foreign currency contracts (Note 2)	670
Commitment fees payable (Note 4)	15,221
Accrued expenses	157,680

Total liabilities	107,627,217

Net Assets
Applicable to 103,609,624 shares outstanding	$221,671,691

Net Assets
Capital stock, $.001 par value (Note 6)	103,610
Paid-in capital (Note 6)	289,582,021
Total distributable earnings (loss)	(68,013,940)

Net assets	$221,671,691

Net Asset Value Per Share	$2.14

Market Price Per Share	$2.09

1	Includes $10,190,613 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Statement of Operations
For the Year Ended October 31, 2025

Investment Income
Interest	$25,174,915
Dividends	329,666
Securities lending (net of rebates)	47,582

Total investment income	25,552,163

Expenses
Investment advisory fees (Note 3)	2,967,302
Administrative services fees	73,918
Interest expense (Note 4)	4,641,772
Trustees’ fees	301,478
Legal fees	188,343
Printing fees	96,144
Custodian fees	93,174
Commitment fees (Note 4)	82,617
Audit and tax fees	51,200
Transfer agent fees	32,725
Stock exchange listing fees	32,699
Insurance expense	6,100
Miscellaneous expense	12,741

Total expenses	8,580,213
Less: fees waived and expenses reimbursed (Note 3)	(424,999)

Net expenses	8,155,214

Net investment income	17,396,949

Net Realized and Unrealized Gain (Loss) from Investments, Foreign Currency and Forward Foreign Currency Contracts
Net realized loss from investments	(455,261)
Net realized loss from foreign currency transactions	(6,962)
Net realized loss from forward foreign currency contracts	(175,696)
Net change in unrealized appreciation (depreciation) from investments	(4,396,134)
Net change in unrealized appreciation (depreciation) from foreign currency translations	(1,776)
Net change in unrealized appreciation (depreciation) from forward foreign currency contracts	(10,005)

Net realized and unrealized loss from investments, foreign currency transactions and forward foreign currency contracts	(5,045,834)

Net increase in net assets resulting from operations	$12,351,115

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Statements of Changes in Net Assets

	For the Year Ended October 31, 2025	For the Year Ended October 31, 2024
From Operations
Net investment income	$17,396,949	$18,212,319
Net realized loss from investments, foreign currency transactions and forward foreign currency contracts	(637,919)	(5,131,989)
Net change in unrealized appreciation (depreciation) from investments, foreign currency translations and forward foreign currency contracts	(4,407,915)	24,384,345

Net increase in net assets resulting from operations	12,351,115	37,464,675

From Distributions
From distributable earnings	(18,149,208)	(18,120,252)
Return of capital	(1,119,512)	(1,133,564)

Net decrease in net assets resulting from distributions	(19,268,720)	(19,253,816)

From Capital Share Transactions (Note 6)
Reinvestment of distributions	135,402	75,537

Net increase in net assets from capital share transactions	135,402	75,537

Net increase (decrease) in net assets	(6,782,203)	18,286,396
Net Assets
Beginning of year	228,453,894	210,167,498

End of year	$221,671,691	$228,453,894

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Statement of Cash Flows
For the Year Ended October 31, 2025

Reconciliation of Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations		$12,351,115

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Decrease in interest receivable	$157,902
Increase in accrued expenses	49,209
Decrease in interest payable	(704,630)
Decrease in commitment fees payable	(18,946)
Decrease in prepaid expenses and other assets	46
Increase in investment advisory fee payable	5,217
Net amortization of a premium or accretion of a discount on investments	(1,961,900)
Purchases of long-term securities, net of change in payable for investments purchased	(175,427,820)
Sales of long-term securities, net of change in receivable for investments sold	168,163,444
Net proceeds from sales (purchases) of short-term securities	(2,322,404)
Net change in unrealized (appreciation) depreciation from investments and forward foreign currency contracts	4,406,139
Net realized loss from investments	455,261
Total adjustments		(7,198,482)

Net cash provided by operating activities 1		$5,152,633

Cash Flows From Financing Activities
Borrowings on revolving credit facility	25,000,000
Repayments of credit facility	(10,000,000)
Cash distributions paid	(19,133,318)

Net cash used in financing activities		(4,133,318)

Net increase in cash		1,019,315
Cash — beginning of year		(820,316)

Cash — end of year		$198,999

Non-Cash Activity:
Issuance of shares through dividend reinvestments		$135,402

1	Included in net cash provided by operating activities is cash of $5,346,402 paid for interest on borrowings.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Financial Highlights

	For the Year Ended October 31,
	2025	2024	2023	2022	2021
Per share operating performance
Net asset value, beginning of year	$2.21	$2.03	$2.00	$2.55	$2.39

INVESTMENT OPERATIONS
Net investment income 1	0.17	0.18	0.17	0.16	0.17
Net gain (loss) from investments, foreign currency transactions and forward foreign currency contracts(both realized and unrealized)	(0.05)	0.19	0.05	(0.52)	0.18

Total from investment activities	0.12	0.37	0.22	(0.36)	0.35

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.18)	(0.18)	(0.17)	(0.17)	(0.17)
Return of capital	(0.01)	(0.01)	(0.02)	(0.02)	(0.02)

Total dividends and distributions	(0.19)	(0.19)	(0.19)	(0.19)	(0.19)

Net asset value, end of year	$2.14	$2.21	$2.03	$2.00	$2.55

Per share market value, end of year	$2.09	$2.15	$1.81	$1.78	$2.50

TOTAL INVESTMENT RETURN 2
Net asset value	5.68%	19.20%	12.02%	(14.19)%	15.33%
Market value	6.59%	29.46%	12.23%	(22.10)%	30.55%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$221,672	$228,454	$210,167	$206,835	$263,514
Ratio of net expenses to average net assets	3.62%	3.68%	3.80%	2.20%	1.58%
Ratio of net expenses to average net assets excluding interest expense	1.56%	1.44%	1.44%	1.43%	1.29%
Ratio of net investment income to average net assets	7.72%	8.07%	8.34%	7.04%	6.49%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.19%	0.19%	0.20%	0.18%	0.16%
Average debt per share	$0.84	$0.77	$0.85	$0.93	$0.80
Asset Coverage per $1,000 of Indebtedness	$3,333	$3,856	$3,627	$3,260	$4,214
Portfolio turnover rate 3	55%	58%	37%	46%	49%

1	Per share information is calculated using the average shares outstanding method.
2
Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and market price. Total returns for periods less than one year are not annualized.

3
Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Credit Fund
Notes to Financial Statements
October 31, 2025

Note 1. Organization
Credit Suisse High Yield Credit Fund (the “Fund”) is a business trust organized under the laws of the State of Delaware on April 30, 1998. Effective September 15, 2025, the Fund changed its name from “Credit Suisse High Yield Bond Fund” to “Credit Suisse High Yield Credit Fund.” The Fund is registered as a diversified, closed-end
management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s principal investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective, to the extent consistent with its objective of seeking high current income.
UBS Asset Management (Americas) LLC (“UBS AM (Americas)” or the “Adviser”), the investment adviser to the Fund, is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) and as a Commodity Pool Operator with the Commodity Futures Trading Commission. UBS AM (Americas) is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.
In this reporting period, the Fund adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update
2023-07,
Segment Reporting (“Topic 280”) — Improvements to Reportable Segment Disclosures
(“ASU
2023-07”).
Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s portfolio management team acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is predetermined in accordance with the Fund’s single investment objective which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations) which are used by the CODM to assess the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance in FASB Accounting Standards Codification (“ASC”) Topic 946 —
Financial Services — Investment Companies
.
A) SECURITY VALUATION — The Board of Trustees (the “Board”) is responsible for the Fund’s valuation process. The Board has delegated the supervision of the daily valuation process to the Adviser, who has established a Pricing Committee and a Pricing Group, which, pursuant to the policies adopted by the Board, are responsible for making fair valuation determinations and overseeing the Fund’s pricing policies. The net asset value (“NAV”) of the Fund is determined daily as of the close of regular trading (normally 4:00 p.m. Eastern

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
October 31, 2025

Note 2. Significant Accounting Policies
 (continued)

Time) on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Investments in open-ended mutual funds are valued at the NAV as reported on each business day and under normal circumstances. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser, as the Board’s valuation designee (as defined in Rule
2a-5
under the 1940 Act), in accordance with the Adviser’s procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule
2a-5
under the 1940 Act. The Fund may utilize a service provided by an independent third party to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, the market price may be determined by the Adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its NAV, these securities will be fair valued in good faith by the Pricing Group, in accordance with procedures established by the Adviser.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
October 31, 2025

Note 2. Significant Accounting Policies
 (continued)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of October 31, 2025 in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3		Total
Investments in Securities
Corporate Bonds	$—	$253,705,581	$113,285		$253,818,866
Bank Loans	—	33,294,015	3,041,464		36,335,479
Asset Backed Securities	—	11,100,313	—		11,100,313
Common Stocks	—	2,032,211	6,027	1	2,038,238
Warrants	—	—	0	1	0
Short-term Investments	17,893,969	—	—		17,893,969

	$17,893,969	$300,132,120	$3,160,776		$321,186,865

Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$74,767	$—		$74,767

Liabilities
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$670	$—		$670

1	Included a zero valued security.
*	Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.
The following is a rollforward of Level 3 investments for year ended October 31, 2025 for which significant unobservable inputs were used in determining fair value.

	Corporate Bonds	Bank Loans	Common Stocks	Warrants	Total
Balance as of October 31, 2024	$296,483	$4,930,624	$6,028	$0	$5,233,135
Accrued discounts (premiums)	—	61,333	—	—	61,333
Purchases	—	1,613,783	—	—	1,613,783
Sales	(33,565)	(1,438,422)	(0)	—	(1,471,987)
Realized gain (loss)	—	1,862	—	—	1,862
Change in unrealized appreciation (depreciation)	(149,633)	(404,282)	(1)	—	(553,916)
Transfers into Level 3	—	246,868	—	—	246,868
Transfers out of Level 3	—	(1,970,302)	—	—	(1,970,302)

Balance as of October 31, 2025	$113,285	$3,041,464	$6,027	$0	$3,160,776

Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2025	$(149,561)	$(399,781)	$—	$—	$(549,342)

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
October 31, 2025

Note 2. Significant Accounting Policies
 (continued)

Quantitative Disclosure About Significant Unobservable Inputs

Asset Class	Fair Value At October 31, 2025	Valuation Technique	Unobservable Input	Price Range (Weighted Average)*
Bank Loans	$35,138	Cost	N/A	$1.00 (1.00)
	3,006,326	Vendor pricing	Single Broker Quote	0.19 – 1.00 (0.83)
	0	Income Approach	Expected Remaining Distribution	0.00 (N/A)
Corporate Bonds	113,285	Income Approach	Expected Remaining Distribution	0.00 – 0.62 (0.62)
Common Stocks	6,027	Income Approach	Expected Remaining Distribution	0.00 – 1.48 (0.77)
Warrant	0	Income Approach	Expected Remaining Distribution	0.00 (N/A)

*	Weighted by relative fair value
Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs that UBS AM (Americas) considers may include (i) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (ii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iii) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (iv) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the least observable input that is significant to the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.
For the year ended October 31, 2025, $246,868 was transferred from Level 2 to Level 3 due to a lack of a pricing source supported by observable inputs and $1,970,302 was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs. All transfers, if any, are assumed to occur at the end of the reporting period.
B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows.

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
October 31, 2025

Note 2. Significant Accounting Policies
 (continued)

The following table presents the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2025 and the effect of these derivatives on the Statement of Operations for the year ended October 31, 2025.

Primary Underlying Risk	Derivative Assets 1	Derivative Liabilities 1	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Foreign currency exchange risk	$74,767	$670	$(175,696)	$(10,005)

1
Generally, the balance sheet location for asset derivatives is unrealized appreciation on forward foreign currency contracts and for liability derivatives is unrealized depreciation on forward foreign currency contracts.

For the year ended October 31, 2025, the Fund held an average monthly notional value on a net basis of $6,372,237 in forward foreign currency contracts.
The Fund is a party to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter
derivative (including total return, credit default and interest rate swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time.
The following table presents by counterparty the Fund’s derivative assets, net of related collateral held by the Fund, at October 31, 2025:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Deutsche Bank AG	$59,790	$(670)	$—	$—	$59,120
Morgan Stanley	14,977	—	—	—	14,977

	$74,767	$(670)	$—	$—	$74,097

The following table presents by counterparty the Fund’s derivative liabilities, net of related collateral pledged by the Fund, at October 31, 2025:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Deutsche Bank AG	$670	$(670)	$—	$—	$—

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into U.S. dollar amounts on the date of those transactions.

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
October 31, 2025

Note 2. Significant Accounting Policies
 (continued)

Reported net realized gain (loss) from foreign currency transactions arises from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses on translation of assets and liabilities denominated in foreign currencies arises from changes in the fair values of assets and liabilities, other than investments, at the end of the period, resulting from changes in exchange rates.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with net realized and unrealized gain or loss from investments in the Statement of Operations.
D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend
date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on ex-dividend date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend
date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of common stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.
F) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Fund’s intention to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.
In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships (“Qualifying Income”).

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
October 31, 2025

Note 2. Significant Accounting Policies
 (continued)

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and procedures.
The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for each of the tax years in the four year period ended October 31, 2025, for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
G) CASH — The Fund’s uninvested cash balance is held in an interest bearing variable rate demand deposit account at State Street Bank and Trust Company (“SSB”), the Fund’s custodian.
H) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including domestic and foreign currencies. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income/expense recognized on investment securities.
I) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward currency contracts primarily for hedging foreign currency risk. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund forgoes the opportunity to profit from favorable exchange rate movements during the term of the contract. The Fund’s open forward currency contracts at October 31, 2025 are disclosed in the Schedule of Investments.
J) UNFUNDED LOAN COMMITMENTS — The Fund enters into certain agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded and unfunded portions of credit agreements are presented in the Schedule of Investments. As of October 31, 2025, the Fund had no unfunded commitments.
Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.
K) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
October 31, 2025

Note 2. Significant Accounting Policies
 (continued)

collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by UBS AM (Americas) and may be invested in a variety of investments, including funds advised by SSB or an affiliate, the Fund’s securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
SSB has been engaged by the Fund to act as the Fund’s securities lending agent. As of October 31, 2025, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral
$10,190,613	$10,444,193
The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2025.
Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in the Statement of Assets and Liabilities (a)	Collateral Received (b)	Net Amount
$10,190,613	$(10,190,613)	$—

(a)	Represents market value of loaned securities at year end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.
The Fund’s securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. For the year ended October 31, 2025, total earnings received in connection with securities lending arrangements was $408,297, of which $344,840 was rebated to borrowers (brokers). The Fund retained $47,582 in income, and SSB, as lending agent, was paid $15,875.
L) OTHER —Lower-rated debt securities (commonly known as “junk bonds”) possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
In the normal course of business, the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including with respect to securities lending, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
October 31, 2025

Note 2. Significant Accounting Policies
 (continued)

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund’s NAV.
Note 3. Transactions with Affiliates and Related Parties
UBS AM (Americas) serves as investment adviser for the Fund. For its investment advisory services, UBS AM (Americas) is entitled to receive a fee from the Fund at an annualized rate of 1.00% of the first $250 million of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. Effective January 1, 2011, UBS AM (Americas) has agreed to waive 0.15% of the fees payable under the Advisory Agreement up to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. For the year ended October 31, 2025, investment advisory fees earned and voluntarily waived were $2,967,302 and $424,999, respectively. These fee waivers and expense reimbursements are voluntary and may be discontinued by UBS AM (Americas) at any time.
The Fund from time to time purchases or sells loan investments in the secondary market through UBS AM (Americas) or its affiliates acting in the capacity as broker-dealer. UBS AM (Americas) or its affiliates may have acted in some type of agent capacity to the initial loan offering prior to such loan trading in the secondary market.
Note 4. Line of Credit
The Fund has a line of credit provided by SSB primarily to leverage its investment portfolio (the “Agreement”). The Fund may borrow the lesser of: a) $120,000,000; b) an amount that is no greater than 33 1/3% of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the Agreement. Under the terms of the Agreement, the Fund pays a commitment fee on the unused amount. In addition, the Fund pays interest on borrowings at SOFR plus a spread. At October 31, 2025, the Fund had loans outstanding under the Agreement of $95,000,000. The Agreement was renewed on November 14, 2025 with a new termination date of November 13, 2026. For the year ended October 31, 2025, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding	Interest Expense	Number of Days Outstanding
$87,035,616	5.273%	$95,000,000	$4,641,772	365
The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of NAV and market price of the Fund’s shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, UBS AM (Americas) in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
October 31, 2025

Note 4. Line of Credit
 (continued)

management fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the managed assets including those purchased with leverage.
Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The securities held by the Fund are subject to a lien granted to the lender, to the extent of the borrowing outstanding and any additional expenses. The Fund’s lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund’s borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions can result in adverse effects to the Fund’s access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund’s assets may have particular adverse consequences in instances where the Fund has borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund’s best interest to do so.
Note 5. Purchases and Sales of Securities
For the year ended October 31, 2025, purchases and sales of investment securities and U.S. Government and Agency Obligations (excluding short-term investments) were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$167,617,736	$168,874,392	$0	$0
Note 6. Fund Shares
The Fund offers a Dividend Reinvestment Plan (the “Plan”) to its common shareholders. By participating in the Plan, dividends and distributions will be promptly paid to shareholders in additional shares of common shares of the Fund. The number of shares to be issued will be determined by dividing the total amount of the distribution payable by the greater of (i) the NAV of the Fund’s common shares on the payment date, or (ii) 95% of the market price per share of the Fund’s common shares on the payment date. If the NAV of the Fund’s common shares is greater than the market price (plus estimated brokerage commissions) on the payment date, Computershare Trust Company, N.A. (“Computershare”) (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution to purchase shares of Fund common shares in the open market.
The Fund has one class of shares of beneficial interest, par value $0.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest of the Fund were as follows:

	For the Year Ended October 31, 2025	For the Year Ended October 31, 2024
Shares issued through reinvestment of dividends	61,862	34,027

Net increase	61,862	34,027

Credit Suisse High Yield Credit Fund
Notes to Financial Statements (continued)
October 31, 2025

Note 7. Income Tax Information and Distributions to Shareholders
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of dividends paid by the Fund during the fiscal years ended October 31, 2025 and 2024, respectively, was as follows:

Ordinary Income		Return of Capital
2025	2024	2025	2024
$18,149,208	$18,120,252	$1,119,512	$1,133,564
The tax basis components of distributable earnings differ from book basis by temporary book/tax differences. These differences are primarily due to differing treatments of wash sales, marked to market of passive foreign investment company, defaulted bonds, interest writeoff, premium amortization accruals, and marked to market of forward contracts.
At October 31, 2025, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss	$(51,696,906)
Unrealized depreciation	(15,975,756)
Other temporary differences	(341,278)

$(68,013,940)

At October 31, 2025, the Fund had $51,696,906 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.
At October 31, 2025, the cost and net unrealized appreciation (depreciation) of investments and derivatives for income tax purposes were as follows:

Cost of Investments	$337,160,139

Unrealized appreciation	$7,581,551
Unrealized depreciation	(23,554,825)

Net unrealized appreciation (depreciation)	$(15,973,274)

Note 8. Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 9. Subsequent Events
In preparing the financial statements as of October 31, 2025, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Credit Suisse High Yield Credit Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Credit Suisse High Yield Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Credit Suisse High Yield Credit Fund (the “Fund”), including the schedule of investments, as of October 31, 2025, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2025, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the three years in the period ended October 31, 2023 were audited by another independent registered public accounting firm whose report, dated December 27, 2023, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.
New York, New York
December 23, 2025

Credit Suisse High Yield Credit Fund
Fund Investment Objectives, Policies and Risks (unaudited)

Recent Changes
The following information is a summary of certain changes since October 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the Fund.
Effective September 15, 2025, the Fund’s non-fundamental 80% investment policy was amended as follows:
Prior 80% Investment Policy
Under normal market conditions, the Fund will invest at least 80% of its total assets in fixed income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody’s Investors Service, Inc. or lower than BBB by S&P Global Ratings, a division of S&P Global Inc., or comparably rated by another nationally recognized rating agency), or in unrated fixed income securities that UBS Asset Management (Americas) LLC, the Fund’s investment adviser, determines to be of comparable quality.
New 80% Investment Policy
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in investments rated below investment grade quality.
In connection with the change in the Fund’s 80% investment policy, risks related to collateralized debt obligations and risks related to equity tranches of collateralized loan obligations have been added as principal risk factors. See “CDO Risk” and “CLO Equity Tranche Risk,” respectively, below.
Except as described above, during the Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.
Investment Objectives and Policies
The Fund’s primary investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective, to the extent consistent with its objective of seeking high current income. The Fund is designed for investors willing to assume additional risk in return for the potential for high current income and capital appreciation. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its objectives.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in investments rated below investment grade quality. Such investments rated below investment grade quality include bonds, debentures, notes, senior loans (sometimes referred to as bank loans), convertible debt obligations, secured floating rate loans, loan participations and assignments, and collateralized debt obligations, including collateralized loan obligations. The investments rated below investment grade quality acquired by the Fund will generally be in the lower rating categories of the major rating agencies (lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by S&P Global Ratings (“S&P”), a division of S&P Global Inc., or comparably rated by another nationally recognized rating agency), or in unrated investments that UBS AM (Americas) determines to be of comparable quality. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the investments included within that policy or to one or more market risk factors associated with such investments.
Securities rated lower than Baa by Moody’s and lower than BBB by S&P are commonly known as “junk bonds.” The Fund will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody’s and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody’s and S&P, respectively.

Credit Suisse High Yield Credit Fund
Fund Investment Objectives, Policies and Risks (unaudited) (continued)

As a component of the Fund’s investment in investments rated below investment grade quality, the Fund may also invest up to 20% of its total assets in instruments of issuers that are the subject of bankruptcy proceedings or in instruments otherwise in default or in significant risk of being in default (“Distressed Investments”). The Fund may invest up to 30% of its total assets in instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies or multinational currency units.
In selecting investments for the Fund’s portfolio, the Fund’s portfolio managers:

•
analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations;

•	analyze business conditions affecting investments, including:

•	changes in economic activity and interest rates;

•	availability of new investment opportunities;

•	economic outlook for specific industries;

•	seek to moderate risk by investing among a variety of industry sectors and issuers.
The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.
The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings, including the issuance of debt securities, or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund currently is leveraged through borrowings from a credit facility with State Street Bank and Trust Company. The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage). There can be no guarantee that the Fund will be able to accurately predict when the use of leverage will be beneficial. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
The Fund will seek its secondary objective of capital appreciation by investing in securities that UBS AM (Americas) expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer which may improve the issuer’s financial condition and credit rating or as a result of declines in long-term interest rates.
There can be no assurance the Fund’s strategies will be successful.
The Fund invests primarily in bonds, debentures, notes, senior loans (sometimes referred to as bank loans), convertible bonds and preferred stocks. The Fund’s portfolio securities may have fixed or variable rates of interest and may include zero coupon securities, payment-in-kind
securities, preferred stock, convertible debt obligations and convertible preferred stock, units consisting of debt or preferred stock with warrants or other equity features, secured floating rate loans and loan participations, government securities, stripped securities, commercial paper and other short-term debt obligations. The issuers of the Fund’s portfolio securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The Fund may invest in companies in, or governments of, developing countries. In connection with its investments in corporate debt securities, or restructuring of investments owned by the Fund, the Fund may receive warrants or other non-income
producing equity securities. The Fund may

Credit Suisse High Yield Credit Fund
Fund Investment Objectives, Policies and Risks (unaudited) (continued)

retain such securities, including equity shares received upon conversion of convertible securities, until UBS AM (Americas) determines it is appropriate in light of current market conditions to dispose of such securities.
Risk Factors
This section contains a discussion of the general risks of investing in the Fund. The net asset value and market price of, and dividends paid on, the Fund’s common shares of beneficial interest (the “Shares”) will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objectives or that the Fund’s performance will be positive for any period of time.
Investment
and
Market
Risk.
An investment in the Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund.
The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Lower
Grade
Securities
Risk.
Lower grade securities are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Other than with respect to Distressed Investments, discussed below, the lower grade securities in which the Fund may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.
Distressed Investments Risk.
As a component of the Fund’s investment in investments related below investment grade quality, the Fund may invest up to 20% of its total assets in Distressed Investments. Such instruments are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of UBS AM (Americas) of equivalent quality. Investment in Distressed Investments is speculative and involves significant risk. Distressed Investments frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in Distressed Investments, the Fund’s ability to achieve current income for shareholders may be diminished.

Credit Suisse High Yield Credit Fund
Fund Investment Objectives, Policies and Risks (unaudited) (continued)

Senior
Loans
Risk.
The Fund’s investments in senior loans are expected to typically be below investment grade. These investments are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment
rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.
Like other debt instruments, senior loans are subject to the risk of non-payment
of scheduled interest or principal. Such
non-payment
would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment
of scheduled interest or principal payments, or that such collateral could be readily liquidated. This is particularly the case where a senior loan is not backed by collateral or sufficient collateral at the time such senior loan is issued. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. The collateral securing a senior loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.
Transactions in senior loans may settle on a delayed basis, resulting in the proceeds from the sale of senior loans not being readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders.
Second
Lien
and
Other
Secured
Loans
Risk.
Second lien loans and other secured loans are subject to the same risks associated with investment in senior loans and bonds rated below investment grade. However, because second lien loans are second in right of payment to one or more senior loans of the related borrower, and other secured loans rank lower in right of payment to second lien loans, they are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the more senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans and other secured loans are also expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans and other secured loans, which would create greater credit risk exposure.
CDO Risk.
In addition to the general risks associated with fixed income securities discussed herein, collateralized debt obligations (“CDOs”) carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
The credit quality of CDOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., securities or loans) of CDOs may be subject

Credit Suisse High Yield Credit Fund
Fund Investment Objectives, Policies and Risks (unaudited) (continued)

to prepayments, which would shorten the weighted average maturity and may lower the return of the CDO. If a credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CDOs may impose eligibility criteria on the assets of the issuing special purpose entity (“SPE”), restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPE’s investment manager to maximize returns on the CDOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CDOs. Furthermore, CDO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), require that proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CDO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.
Payments to holders of CDOs may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CDOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished.
The value of CDO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets. CDOs are limited recourse, may not be paid in full and may be subject to up to 100% loss.
CDOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.
CLO Equity Tranche Risk.
Investments in an equity tranche of a collateralized loan obligation (“CLO”) acquired by the Fund will not be secured by any of the assets held by any underlying CLO and, while secured notes are outstanding, the Fund, as an investor in the equity tranche, will not generally be entitled to exercise remedies under a CLO’s indenture. Distributions to investors in the equity tranche of a CLO, including the Fund, will be made solely from distributions on the assets after all other payments have been made. Accordingly, there can be no assurance that the distributions on the assets held by an underlying CLO will be sufficient to make distributions to investors in the equity tranche. If distributions on assets are held by an underlying CLO are insufficient to make distributions to investors in the equity tranche, no other assets will be available for any such distributions to the Fund, which will adversely affect the value of the Fund’s shares.
The subordination of the equity tranche to each class of secured notes makes the equity tranche of the CLO a leveraged investment in the assets of the CLO issuer. Therefore, changes in the value of the equity tranche would be anticipated to be greater than changes in the value or payment performance of any collateral obligations owned by the issuer. The indebtedness of the CLO issuer under the secured notes will result in interest expense and other costs incurred in connection with such indebtedness that may not fully be covered by proceeds

Credit Suisse High Yield Credit Fund
Fund Investment Objectives, Policies and Risks (unaudited) (continued)

received from the assets. Although the use of leverage generally magnifies the CLO issuer’s opportunities for gain it also magnifies risk of loss. The equity tranches of a CLO are generally very highly leveraged (typically 9 to 13 times), subjecting holders of such securities to a higher degree of loss. In addition, investors in the equity tranche of a CLO may receive payments that are, in the aggregate, less than the original amount of their investment, and their investment may be subject to up to 100% loss.
Credit
Risk.
Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. In addition to the credit risks associated with high yield securities, the Fund could also lose money if the issuer of other debt obligations, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.
Interest
Rate
Risk.
Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates that ended in March 2022. The Federal Reserve raised and maintained higher interest rates as part of its efforts to address rising inflation. Since September 2024, the Federal Reserve has lowered the federal funds rate multiple times and may announce additional rate cuts in the near future. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. The Fund’s use of leverage will tend to increase interest rate risk.
Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s common shares.
Leverage
Risk.
The Fund currently leverages through borrowings from a credit facility. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowings or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund continues to employ leverage in its investment operations, the Fund will be subject to greater risk of loss than if it had not employed leverage. Therefore, if the market value of the Fund’s investment portfolio declines, any leverage will result in a greater decrease in net asset value to common shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Further, if at any time while the Fund has

Credit Suisse High Yield Credit Fund
Fund Investment Objectives, Policies and Risks (unaudited) (continued)

leverage outstanding it does not meet applicable asset coverage requirements, it may be required to suspend distributions to common shareholders until the requisite asset coverage is restored. Any such suspension might impair the ability of the Fund to meet the regulated investment company distribution requirements and to avoid Fund-level U.S. federal income and/or excise taxes. Under Rule
18f-4
under the Investment Company Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.
Foreign
Securities
Risk.
Investing in securities of foreign entities and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies. The Fund may, but is not obligated to, engage in certain transactions to hedge the currency-related risks of investing in
non-U.S.
dollar denominated securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.
Counterparty
Risk.
The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Illiquid
Securities
Risk.
The Fund may invest in securities for which no readily available market exists or are otherwise considered illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity. Illiquid securities generally trade at a discount
.

Credit Suisse High Yield Credit Fund
Fund Investment Objectives, Policies and Risks (unaudited) (continued)

Prepayment
Risk.
If interest rates fall, the principal on bonds and loans held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
Preferred Stock Risk.
Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Zero
Coupon
Bond
and
Payment-In-Kind
Securities
Risk.
Investments in
zero-coupon
and
payment-in-kind
securities are subject to certain risks, including that market prices of zero-coupon
and
payment-in-kind
securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero-coupon
securities bear no interest, their prices are especially volatile. And because zero-coupon
bondholders do not receive interest payments, the prices of
zero-coupon
securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. However, when interest rates fall, the prices of zero-coupon
securities generally rise more rapidly in value than those of similar interest paying bonds. Under many market and other conditions, the market for zero-coupon
and
payment-in-kind
securities may suffer decreased liquidity making it difficult for the Fund to dispose of them or to determine their current value. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a registered investment company and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind
interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities.
Valuation
Risk.
Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for bond trading. Bonds generally trade on an
“over-the-counter”
market which may be anywhere in the world where buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of bonds may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to the risk that when a security is sold in the market, the amount received by the Fund is less than the value of such security carried on the Fund’s books.
Market
Price,
Discount
and
Net
Asset
Value
of
Shares.
As with any stock, the price of the Fund’s Shares fluctuates with market conditions and other factors. Shares of the Fund, a closed-end
investment company, may trade in the market at a discount from their net asset value.

Credit Suisse High Yield Credit Fund
Fund Investment Objectives, Policies and Risks (unaudited) (continued)

Potential
Yield
Reduction.
An offering of Shares is expected to present the opportunity to invest in high yielding securities. This expectation is based on the current market environment for high yield debt securities, which could change in response to interest rate levels, general economic conditions, specific industry conditions and other factors. If the market environment for high yield debt securities changes in a manner that adversely affects the yield of such securities, the offering of Shares could cause the Fund to invest in securities that are lower yielding than those in which it is currently invested. In addition, even if the market for high yield debt securities continues to present attractive investment opportunities, there is no assurance that the Fund will be able to invest the proceeds of an offering of Shares in high yielding securities or that other potential benefits of the offering will be realized. An offering of Shares could reduce the Fund’s current dividend yield if the Fund is unable to invest the proceeds of the offering in securities that provide a yield at least equal to the current dividend yield.
Market
Risk.
The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a fund and its investments. Market risk is common to most investments — including stocks, bonds and commodities — and the mutual funds that invest in them. The performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions — for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.
Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as the issuer’s creditworthiness and a bond’s maturity. The bonds of some companies may be riskier than the stocks of others.
An outbreak of an infectious coronavirus
(COVID-19)
that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration and effects of the
COVID-19
pandemic cannot be predicted with certainty. The
COVID-19
pandemic has affected, and other pandemics and epidemics that may arise in the future could affect, the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the effect of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the
COVID-19
pandemic may exacerbate other
pre-existing
political, social and economic risks in certain countries. As a result, the extent to which the pandemic may negatively affect a fund’s performance or the duration of any potential business
disruption is uncertain.
Anti-Takeover
Provisions.
The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) contains provisions limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions, and (iii) the ability of the Board or shareholders to amend the Declaration of Trust. These provisions of the Declaration of Trust may be regarded as “anti-takeover” provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

Credit Suisse High Yield Credit Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office 1 and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees

Laura A. DeFelice c/o UBS Asset Management (Americas) LLC Attn: General Counsel 1285 Avenue of the Americas New York, New York 10019 (1959)	Chair of the Board (since November 2023), Nominating Committee and Audit Committee Member	Since 2019; current term ends at the 2027 annual meeting	Managing Member of Acacia Properties LLC (multi- family and commercial real estate ownership and operation) from 2008 to present; Managing Member of Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	7	Director of the Lyric Opera of Chicago (performing arts) from 2021 to present.

Samantha Kappagoda c/o UBS Asset Management (Americas) LLC Attn: General Counsel 1285 Avenue of the Americas New York, New York 10019 (1968)	Trustee, Nominating Committee Chair and Audit Committee Member	Since 2023; current term ends at the 2026 annual meeting	Chief Economist, Risk Economics, Inc. (Economic Analysis) from 2009 to present; Chief Data Scientist and Co-Managing Member, Numerati Partners LLC (Research & Development Technology) from 2012 to present; Affiliate of Analysis Group, Inc. (Economic Analysis) from 2023 to present.	7	Member, Business Board of Governing counsel at the University of Toronto from 2024 to present; Director of Girl Scouts of Greater New York (nonprofit) from 2014 to present; Visiting Scholar, Courant Institute of Mathematical Sciences, New York University (education) from 2011 to present; Member, Senior Editorial Advisory Board, Journal of Risk Finance, Emerald Publications (research) from 2005 to present; Director of Council for Economic Education (nonprofit) from 2014 to 2020.

1
Subject to the Fund’s retirement policy, no Trustee, Nominating Committee and Audit Committee Member shall be presented to shareholders of the Fund for election at any meeting that is scheduled to occur after he/she has reached the age of 74 and a Trustee shall automatically be deemed to retire from the Board at the next annual shareholders’ meeting following the date that he/she reaches the age of 75 years even if his/her term of office has not expired on that date. The requirements of the retirement policy may be waived with respect to an individual Trustee. Each Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse High Yield Credit Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office 1 and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Charles W. Gerber c/o UBS Asset Management (Americas) LLC 1285 Avenue of the Americas New York, New York 10019 (1955)	Trustee, Nominating Committee and Audit Committee Member	Since 2024; current term ends at the 2026 annual meeting	Consultant, Canadian Imperial Bank of Commerce (financial services) from 2016 to present; Senior Adviser, Stoneturn Group, LLP (consulting ) from 2016 to present.	2 2	Director, MA Holdings, Inc. (real estate management) from 2023 to present.

Mahendra R. Gupta c/o UBS Asset Management (Americas) LLC Attn: General Counsel 1285 Avenue of the Americas New York, New York 10019 (1956)	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2019 and Audit Committee Chairman since 2019; current term ends at the 2028 annual meeting	Professor, Washington University in St. Louis from 1990 to present; Partner, R.J. Mithaiwala (food manufacturing and retail, India) from 1977 to present; Partner, F.F.B. Corporation (agriculture, India) from 1977 to present; Partner, RPMG Research Corporation (benchmark research) from 2001 to present.	7	Director of Caleres Inc. (footwear) from 2012 to present; Director and Chair of the finance committee at the Foundation of Barnes Jewish Hospital (healthcare) from 2018 to present and 2024 to present, respectively; Director of First Bank (finance) from 2023 to present; Director of ENDI Corporation (finance) from 2023 to present; Director of The Oasis Institute
(not-for-profit)
from 2022 to present; Director of the Consortium for Graduate Study in Management from 2017 to 2023; Director of Koch Development Corporation (Real Estate Development) from 2017 to 2020; Director of the Guardian Angels of St. Louis
(not-for-profit)
from 2015 to 2021.

1
Subject to the Fund’s retirement policy, no Trustee, Nominating Committee and Audit Committee Member shall be presented to shareholders of the Fund for election at any meeting that is scheduled to occur after he/she has reached the age of 74 and a Trustee shall automatically be deemed to retire from the Board at the next annual shareholders’ meeting following the date that he/she reaches the age of 75 years even if his/her term of office has not expired on that date. The requirements of the retirement policy may be waived with respect to an individual Trustee. Each Officer serves until his or her respective successor has been duly elected and qualified.

2	Mr. Gerber also serves on the advisory board of all of the open-end Credit Suisse Funds.

Credit Suisse High Yield Credit Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office 1 and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Lee M. Shaiman c/o UBS Asset Management (Americas) LLC Attn: General Counsel 1285 Avenue of the Americas New York, New York 10019 (1956)	Trustee, Nominating Committee and Audit Committee Member	Since 2024; current term ends at the 2027 annual meeting	Executive Director, Loan Syndications and Trading Association (financial trade association) from 2018 to 2024.	7	Director of Investcorp Credit Management BDC, Inc. (financial services) from 2020 to present.

Interested Trustee

John G. Popp 2 UBS Asset Management (Americas) LLC 1285 Avenue of the Americas New York, New York 10019 (1956)	Trustee and Chief Investment Officer; Chief Executive Officer and President (2010-2024).	Since 2012; current term ends at the 2028 annual meeting	Managing Director of UBS AM (Americas); Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse Asset Management, LLC (Credit Suisse) or its predecessor and UBS AM (Americas) since 1997; Officer of other Credit Suisse Funds.	7	None.

1
Subject to the Fund’s retirement policy, no Trustee shall be presented to shareholders of the Fund for election at any meeting that is scheduled to occur after he/she has reached the age of 74 and a Trustee shall automatically be deemed to retire from the Board at the next annual shareholders’ meeting following the date that he/she reaches the age of 75 years even if his/her term of office has not expired on that date. The requirements of the retirement policy may be waived with respect to an individual Trustee.

2	Mr. Popp is an “interested person” of the Fund as defined in the 1940 Act, by virtue of his current position as an officer of UBS AM (Americas).

Credit Suisse High Yield Credit Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers*

Omar Tariq UBS Asset Management (Americas) LLC 1285 Avenue of the Americas New York, New York 10019 (1983)	Chief Executive Officer and President since 2024	Since 2024	Executive Director of UBS AM (Americas) since May 2024; Director of Credit Suisse from March 2019 to May 2024; Chief Financial Officer and Treasurer of the Credit Suisse Funds from 2019 to 2024; Associated with Credit Suisse and UBS AM (Americas) since May 2019; Senior Manager of PriceWaterhouseCoopers, LLP from September 2010 to March 2019; Officer of other Credit Suisse Funds.

Brandi Sinkovich UBS Asset Management (Americas) LLC 1285 Avenue of the Americas New York, New York 10019 (1979)	Chief Compliance Officer	Since 2023	Executive Director of UBS AM (Americas) since May 2024; Director of Credit Suisse from January 2023 to May 2024; Vice President and Regulatory Counsel, Exos Financial from 2022 to 2023; Vice President and Compliance Officer, Neuberger Berman from 2019 to 2022; Vice President, Compliance, Goldman Sachs from 2017 to 2019; Associated with Credit Suisse and UBS AM (Americas) since January 2023; Officer of other Credit Suisse Funds.

Lou Anne McInnis UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015	Executive Director of UBS AM (Americas) LLC since May 2024; Director of Credit Suisse from April 2015 to May 2024; Associated with Credit Suisse and UBS AM (Americas) since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Rose Ann Bubloski UBS Asset Management (Americas) LLC 1285 Avenue of the Americas New York, New York 10019 (1968)	Chief Financial Officer and Treasurer	Since 2024	Director and Senior Manager of UBS Asset Management (Americas) LLC since 2011; Associated with UBS since March 1994; Officer of other Credit Suisse Funds.

Karen Regan UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary since 2024	Since 2010	Director of UBS AM (Americas) since May 2024; Vice President of Credit Suisse from January 2008 to May 2024; Associated with Credit Suisse and UBS AM (Americas) since December 2004; Officer of other Credit Suisse Funds.
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
877-870-2874.

*	The officers of the Fund shown are officers that make policy decisions.

Credit Suisse High Yield Credit Fund
Recent changes (unaudited)

During the period ended October 31, 2025, there were: (i) no material changes in the Fund’s investment objectives or policies that have not been approved by Shareholders, except as noted above under “Fund Investment Objectives, Policies and Risks,” (ii) no changes in the Fund’s charter or bylaws that would delay or prevent a change of control of the Fund that have not been approved by Shareholders, except as noted above under “Fund Investment Objectives, Policies and Risks,” (iii) no material changes to the principal risk factors associated with investment in the Fund, and (iv) no changes in the persons primarily responsible for the day-to-day management of the Fund’s portfolio.

Credit Suisse High Yield Credit Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the
12-month
period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	By calling 1-800-293-1232

•	On the Fund’s website, https://us-fund-ubs.com/en/home

•	On the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov
The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its reports on Form
N-PORT.
The Fund’s Form
N-PORT
reports are available on the SEC’s website at www.sec.gov.
Funds Managed by UBS Asset Management (Americas) LLC

CLOSED-END
FUNDS
Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (NYSE American: CIK)
Credit Suisse High Yield Credit Fund (NYSE American: DHY)
Literature Request
— Call today for free descriptive information on the closed-ended funds listed above at
1-800-293-1232
or visit our website at https://us-fund-ubs.com/en/home

OPEN-END
FUNDS

Credit Suisse Commodity Return Strategy Fund	Credit Suisse Strategic Income Fund
Credit Suisse Floating Rate High Income Fund	Credit Suisse Trust Commodity Return Strategy Portfolio
Fund shares are not deposits or other obligation of UBS Asset Management (Americas) LLC or any affiliate, are not FDIC-insured and are not guaranteed by UBS Asset Management (Americas) LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.
More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at
1-877-870-2874.
Performance information current to the most recent
month-end
is available at
https://us-fund-ubs.com/en/home.

Credit Suisse High Yield Credit Fund
Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse High Yield Credit Fund (the “Fund”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common shareholders. The Plan offers common shareholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund’s common stock. Computershare Trust Company, N.A. (“Computershare”) acts as Plan Agent for shareholders in administering the Plan.
If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online “Account Access” and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.
By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.
You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund’s common stock.
The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.
There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants will be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2025). Plan participants must also pay a service fee of $5.00 per transaction. Plan participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2025).
You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse High Yield Credit Fund
Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)
(781) 575-3100 (Outside U.S. and Canada)
Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Credit Suisse High Yield Credit Fund
c/o Computershare
P.O. Box 43006
Providence, RI 02940-3006
Overnight correspondence should be sent to:
Computershare
150 Royall St., Suite 101
Canton, MA 02021
All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.
The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

DHY-AR-1025

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 19(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2025. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2025.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has three audit committee financial experts serving on its audit committee: Laura A. DeFelice, Mahendra R. Gupta and Lee M. Shaiman. Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, Ernst & Young LLP (“EY”), for its fiscal years ended October 31, 2024 and October 31, 2025.

	2024	2025
Audit Fees	$43,700	$43,700
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$43,700	$43,700

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by EY for the fiscal years ended October 31, 2024 and October 31, 2025 to the registrant’s investment adviser, UBS Asset Management (Americas) LLC (“UBS AM (Americas)”), and any service provider to the registrant controlling, controlled by or under common control with UBS AM (Americas) that provided ongoing services to the registrant (“Covered Services Provider”).

	2024	2025
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

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(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to UBS AM (Americas) and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM (Americas) or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, UBS AM (Americas) and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by EY for the fiscal years ended October 31, 2024 and October 31, 2025 to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2024	2025
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

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(f) Not Applicable.

(g) For the fiscal years ended October 31, 2024 and October 31, 2025, the aggregate fees billed by EY of $1,644,455, and $3,949,908, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services (or provided during the relevant fiscal period) to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2024	2025
Covered Services	$—	$—
Non-Covered Services	$1,644,455	$3,949,908

(h) Not Applicable.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Laura A. DeFelice, Charles W. Gerber, Mahendra R. Gupta, Samantha Kappagoda and Lee M. Shaiman.

Item 6. Investments.

(a)	The complete schedule of investments for the Registrant is disclosed in the Registrant’s annual report, which is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

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Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS AM (Americas). Following is a summary of UBS AM (Americas)’s proxy voting policy.

You may obtain information about the Funds’ proxy voting decisions for the most recent 12-month period ended June 30, without charge, by calling the Trust toll-free at 1-877 870-2874 or on the EDGAR database on the SEC’s Web Site (www.sec.gov).

The proxy voting policy of UBS AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term, lead towards better corporate performance and improved shareholder value. Generally, UBS AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. UBS AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM (Americas)’s proxy voting policy.

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When UBS AM (Americas)’s view of a company’s management is favorable, UBS AM (Americas) generally supports current management initiatives. When UBS AM (Americas)’s view is that changes to the management structure would probably increase shareholder value, UBS AM (Americas) may not support existing management proposals. In general, UBS AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive generally should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, (d) the board should include executive and non-executive members, and (e) the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned; and financial audit is independent and accurate; (iii) the brand and reputation of the company is protected and enhanced; (iv) a constructive dialogue with shareholders is encouraged; and (v) it receives all the information necessary to hold management accountable. In addition, UBS AM (Americas) focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board directors not holding executive management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

The proxy voting policy includes guidelines regarding environmental, social, and corporate governance (“ESG”) factors during the exercise of voting rights on behalf of UBS AM’s clients, such as the Funds. Underlying UBS AM’s voting and ESG guidelines are two fundamental objectives: (1) acting in the best financial interest of clients and enhancing the long-term value of their investments; and (2) promoting best practice in corporate governance and ensuring that portfolio companies are sustainable and successful.

UBS AM (Americas) has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, UBS AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM (Americas) becomes aware of a conflict with respect to a particular proxy, and under certain circumstances, the relevant internal UBS AM (Americas) committee may be notified and determine the manner in which such proxy is voted.

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Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Information pertaining to the Chief Investment Officer and Portfolio Managers of the Credit Suisse High Yield Credit Fund, as of October 31, 2025, is set forth below.

John Popp Chief Investment Officer Year of Birth: 1956	Managing Director of UBS AM (Americas) and Group Head and Chief Investment Officer of the Credit Investments Group; Associated with UBS AM (Americas) or its predecessor since 1997

Wing Chan Portfolio Manager Year of Birth: 1976	Managing Director of UBS AM (Americas) and a member of the Credit Investments Group; Associated with UBS AM (Americas) or its predecessor since 2005

David Mechlin Portfolio Manager Year of Birth: 1984	Managing Director of UBS AM (Americas) and a member of the Credit Investments Group. Associated with UBS AM (Americas) or its predecessor since 2006.

Joshua Shedroff Portfolio Manager Year of Birth: 1978	Managing Director of UBS AM (Americas) and a member of the Credit Investments Group. Associated with UBS AM (Americas) or its predecessor since 2008.

Michael Adelman Portfolio Manager Year of Birth: 1990	Executive Director of UBS AM (Americas) and a member of the Credit Investments Group. Associated with UBS AM (Americas) or its predecessor since 2012

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Messrs. Popp, Mechlin, Shedroff and Adelman and Ms. Chan and the total assets managed within each category as of October 31, 2025.

There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
John Popp*	4	$3,671 million	93	$44,904 million	32	$7,311 million
Wing Chan*	4	$3,671 million	93	$44,904 million	32	$7,311 million
David Mechlin*	4	$3,671 million	93	$44,904 million	32	$7,311 million
Joshua Shedroff*	4	$3,671 million	93	$44,904 million	32	$7,311 million
Michael Adelman*	4	$3,671 million	93	$44,904 million	32	$7,311 million

*

As of October 31, 2025, Messrs. Popp, Mechlin, Shedroff and Adelman, and Ms. Chan managed 80 accounts which have total assets under management of $36,377 million, of which have additional fees based on the performance of the accounts.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts they advise. In addition, due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds. UBS AM (Americas) has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If UBS AM (Americas) believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. UBS AM (Americas) may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event UBS AM (Americas) aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with UBS AM (Americas)’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by UBS AM (Americas)’s affiliates and accounts in which UBS AM (Americas)’s officers, directors, agents, employees or affiliates own interests. UBS AM (Americas) may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

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Compensation

John Popp Wing Chan, David Mechlin, Joshua Shedroff and Michael Adelman are compensated for their services by UBS AM (Americas). Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining each of their bonuses includes the Fund’s performance, assets held in the Fund and other accounts managed by each of them, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of UBS Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other UBS funds along the product line of the portfolio manager.

Like all employees of UBS AM (Americas), portfolio managers participate in UBS Group AG’s profit sharing and 401 (k) plans.

Securities Ownership. The following table indicates the dollar range of equity securities in the Fund beneficially owned by the portfolio managers and the value of those shares as of October 31, 2025.

Name of Portfolio Manager(s)	Dollar Range of Equity Securities in the Fund managed by the named Portfolio Manager*
John G. Popp	E
Wing Chan	A
David Mechlin	D
Joshua Shedroff	A
Michael Adelman	A

Ranges:

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	Over $100,000

(b)	There have been no changes to the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

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Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 20, 2025.

Item 16. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

During Credit Suisse High Yield Credit Fund’s (the “Fund”) most recent fiscal year ending October 31, 2025, State Street Bank and Trust Company (“State Street”) served as the fund’s securities lending agent.

As a securities lending agent, State Street is responsible for the implementation and administration of a Fund’s securities lending program. Pursuant to its respective Securities Lending Authorization Agreement (“Securities Lending Agreement”) with the Fund, State Street, as a general matter, performs various services, including the following:

•	lend available securities to institutions that are approved borrowers

•	determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the borrower

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•	ensure that all dividends and other distributions paid with respect to loaned securities are credited to the fund’s relevant account

•

receive and hold, on the fund’s behalf, or transfer to a fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities

•	mark-to-market the market value of loaned securities relative to the market value of the collateral each business day

•

obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement

•	at the termination of a loan, return the collateral to the borrower upon the return of the loaned securities

•	in accordance with the terms of the Securities Lending Agreement, invest cash collateral in permitted investments, including investments managed by the fund’s investment adviser

•

maintain records relating to the fund’s securities lending activity and provide to the fund a monthly statement describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan

State Street is compensated for the above-described services from its securities lending revenue split. The tables below show the Fund earned and the fees and compensation it paid to service providers in connections with its securities lending activities during its most recent fiscal year.

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Credit Suisse High Yield Credit Fund

Securities Lending Activities Income and Fees for Fiscal Year 2025

Gross income from securities lending activities (including income from cash collateral reinvestment)	$411,432
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$15,864
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,135
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	$344,851
Other fees not included in revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$363,850
Net income from securities lending activities	$47,582

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable to the Registrant.

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Item 19. Exhibits.

(a)(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99 CODE ETH.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable to the registrant.

(a)(3) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)(4) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to the registrant.

(b)(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

(c) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX 99.906.CERT.

(d) Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended is attached hereto as Exhibit EX-99.IRANNOTICE.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE HIGH YIELD CREDIT FUND

/s/ Omar Tariq
Name: Omar Tariq
Title: Chief Executive Officer and President
(Principal Executive Officer)
Date: January 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Omar Tariq
Name: Omar Tariq
Title: Chief Executive Officer and President
(Principal Executive Officer)
Date: January 9, 2026

/s/ Rose Ann Bubloski
Name: Rose Ann Bubloski
Title: Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date: January 9, 2026

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